                             MASTER TRUST AGREEMENT

                                     Between

--------------------------------------------------------------------------------

             LYONDELL CHEMICAL COMPANY; EQUISTAR CHEMICALS, LP; AND
                      LYONDELL-CITGO REFINING COMPANY LTD.

                                       And

                        FIDELITY MANAGEMENT TRUST COMPANY

--------------------------------------------------------------------------------

       THE LYONDELL CHEMICAL, EQUISTAR CHEMICALS, AND LYONDELL-CITGO PLANS
                                  MASTER TRUST

                           Dated as of March 15, 1999

                                TABLE OF CONTENTS
                                -----------------
Section                                                                     Page
-------                                                                     ----

 1   Definitions                                                              2

 2   Trust                                                                    4

 3   Exclusive Benefit and Reversion of                                       4
        Sponsor Contributions

 4   Disbursements                                                            5
         (a)  Administrator-Directed Disbursements
         (b)  Participant Withdrawal Requests
         (c)  Limitations

 5   Investment of Trust                                                      5
         (a) Selection of Investment Options
         (b) Available Investment Options
         (c) Participant Direction
         (d) Mutual Funds
         (e) Employer Stock and Common Stock
         (f) Notes
         (g) BrokerageLink
         (h) IDS New Dimensions Fund
         (i) Reliance of Trustee Directions
         (j) Trustee Powers

 6   Recordkeeping and Administrative Services to Be Performed               16
         (a) General
         (b) Accounts
         (c) Inspection and Audit
         (d) Effect of Plan Amendment
         (e) Returns, Reports and Information
         (f) Allocation of Plan Interests

 7   Compensation and Expenses                                               17

 8   Directions and Indemnification                                          18
         (a) Identity of Administrator and Named Fiduciary
         (b) Directions from Sponsor or Administrator
         (c) Directions from Named Fiduciaries
         (d) Co-Fiduciary Liability
         (e) Indemnification
         (f) Survival

 9  Resignation or Removal of Trustee                                        19
         (a) Resignation
         (b) Removal

10   Successor Trustee                                                       20
         (a) Appointment
         (b) Acceptance
         (c) Corporate Action

11   Termination                                                             20

12   Resignation, Removal, and Termination Notices                           20

13   Duration                                                                21

14   Amendment or Modification                                               21

15   Electronic Services                                                     21

16   General                                                                 22
         (a) Performance by Trustee, its Agents or Affiliates
         (b) Delegation by Employer
         (c) Entire Agreement
         (d) Waiver
         (e) Successors and Assigns
         (f) Partial Invalidity
         (g) Section Headings

17   Governing Law                                                           23
         (a) Massachusetts Law Controls
         (b) Trust Agreement Controls

18   Plan Qualification                                                      23

Schedules
---------

A.   Administrative Services
B.   Fee Schedule
C.   Investment Options
D.   Sponsor's Authorization Letter
E.   Named Fiduciary/Administrator's Authorization Letter
F.   IRS Determination Letter or Opinion of Counsel
G.   Telephone Exchange Guidelines
H.   Operational Guidelines for Non-Fidelity Mutual Funds
I.   Plan Designation Form
J.   Securities that may not be purchased under BrokerageLink
K.   BrokerageLink Administrative Procedures
L.   Operating Procedures for the IDS New Dimensions Fund

     TRUST AGREEMENT, dated as of the fifteenth day of March, 1999, between LYONDELL CHEMICAL COMPANY, a Delaware corporation; EQUISTAR CHEMICALS, LP, a Delaware limited partnership; and LYONDELL-CITGO REFINING COMPANY LTD., a Texas limited liability partnership, each having an office at One Houston Center, 1221 McKinney, Suite 1600, Houston, Texas 77253-3646 (individually and collectively the "Sponsor" as defined in further detail below), and FIDELITY MANAGEMENT TRUST
     ------
COMPANY, a Massachusetts trust company, having an office at 82 Devonshire Street, Boston, Massachusetts 02109 (the "Trustee").
                                          -------

                                   WITNESSETH:

     WHEREAS, Lyondell Chemical Company is the sponsor of the Lyondell Chemical Company 401(k) and Savings Plan; Equistar Chemicals, LP is the sponsor of the Equistar Chemicals, LP Savings and Investment Plan and the Equistar Chemicals, LP Savings and Investment Plan for Represented Employees; and Lyondell-Citgo Refining Company Ltd. is the sponsor of the Lyondell-Citgo Refining Company 401(k) and Savings Plan for Non-Represented Employees and the Lyondell-Citgo Refining Company 401(k) and Savings Plan for Represented Employees. For purposes of this Agreement "Sponsor" shall refer individually and collectively to the
                   ------
above-referenced plan sponsors unless specifically provided otherwise. Further, for purposes of this Agreement the term "Plan" shall refer individually and
                                         ----
collectively to the above-referenced plans unless specifically provided otherwise; and

     WHEREAS, certain affiliates and subsidiaries of the Sponsor maintain, or may in the future maintain, qualified defined contribution plans for the benefit of their eligible employees; and

     WHEREAS, the Sponsor desires to establish a single trust to hold all of the assets of the Plan and such other tax-qualified defined contribution plans maintained by the Sponsor, or any of its subsidiaries or affiliates, as are designated by the Sponsor as being eligible to participate in this Trust; and

     WHEREAS, the Trustee shall maintain a separate account reflecting the equitable share of each Plan in the Trust and in all investments, receipts, disbursements and other transactions hereunder, and shall report the value of such equitable share at such times as may be mutually agreed upon by the Trustee and the Sponsor. Such equitable share shall be used solely for the payments of benefits, expenses and other charges properly allocable to each such Plan and shall not be used for the payment of benefits, expenses or other charges properly allocable to any other Plan; and

     WHEREAS, the Trustee will become trustee of certain assets of the Lyondell Chemical 401(k) and Savings Plan as of the date of this Trust Agreement, and will become trustee of all remaining Plan assets on April 1, 1999, and prior to that time, all remaining assets of the Plan will continue to be held by the current trustee, State Street Bank and Trust Company; and

     WHEREAS, the Trustee, through FIRSCO (as defined below), is willing to hold and invest the aforesaid Plan assets in trust pursuant to the provisions of this Trust Agreement, which trust shall constitute a continuation, by means of an amendment and restatement, of each of the prior trusts from which Plan assets are transferred to the Trustee; and

     WHEREAS, the Trustee is willing to hold and invest the aforesaid Plan assets in trust among several investment options selected by the Named Fiduciary; and

     WHEREAS, the Trustee is willing to perform recordkeeping and administrative services for the Plan if the services are purely ministerial in nature and are provided within a framework of Plan provisions, guidelines and interpretations conveyed in writing to the Trustee by the Administrator.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth below, the Sponsor and the Trustee agree as follows:

Section 1. Definitions. The following terms as used in this Trust Agreement have
           -----------
the meaning indicated unless the context clearly requires otherwise:

(a)  "Administrator" with respect to the Plan, shall mean the Benefits
      -------------
     Administrative Committee of Lyondell Chemical Company, the "administrator" of the Plan within the meaning of section 3(16)(A) of ERISA.

(b)  "Agreement" shall mean this Trust Agreement, as the same may be amended and
      ---------
     in effect from time to time.

(c)  "Code" shall mean the Internal Revenue Code of 1986, as it has been or may
      ----
     be amended from time to time.

(d)  "Common Stock" shall mean ARCO Common Stock, Millennium Petrochemicals,
      ------------
     Inc. Common Stock , and Lyondell Chemical Company Common Stock.

(e)  "Employer" shall mean any employer of a Plan Participant, as defined by
      --------
     ERISA, other than the Sponsor, which authorizes the assets of such plan to be deposited in the Trust with the Sponsor's written consent.

(f)  "Employer Stock" shall mean the Common Stock of Lyondell Chemical Company
      --------------
     (as to the Lyondell Chemical Company 401(k) and Savings Plan ONLY)), or such other publicly-traded stock of the Sponsor or the Sponsor's affiliates as meets the requirements of section 407(d)(5) of ERISA with respect to the Plan.

(g)  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
     it has been or may be amended from time to time.

(h)  "Fidelity Mutual Fund" shall mean any investment company advised by
      --------------------
     Fidelity Management & Research Company or any of its affiliates.

(i)  "Mutual Fund" shall refer both to Fidelity Mutual Funds and Non-Fidelity
      -----------
     Mutual Funds.

(j)  "Named Fiduciary" shall mean, with respect to the application of any
      ---------------
     provision of this Agreement to any Plan, the Benefits Administrative Committee of Lyondell Chemical Company (within the meaning of section 402(a) of the Employee Retirement Income Security Act of 1974, as amended);

(k)  "Non-Fidelity Mutual Fund" shall mean certain investment companies not
      ------------------------
     advised by Fidelity Management & Research Company or any of its affiliates.

(l)  "Participant" shall mean, with respect to the Plan, any employee (or former
      -----------
     employee) with an account under the Plan, which has not yet been fully distributed and/or forfeited, and shall include the designated beneficiary(ies) with respect to the account of any deceased employee (or deceased former employee) until such account has been fully distributed and/or forfeited.

(m)  "Participant Recordkeeping Reconciliation Period" shall mean the period
      -----------------------------------------------
     beginning on the date of the initial transfer of assets to the Trust and ending on the date of the completion of the reconciliation of Participant records.

(n)  "Plan" shall mean: the Lyondell Chemical Company 401(k) and Savings Plan;
      ----
     the Equistar Chemicals, LP Savings and Investment Plan; the Equistar Chemicals, LP Savings and Investment Plan for Represented Employees; the Lyondell-Citgo Refining Company 401(k) and Savings Plan for Non-Represented Employees; and the Lyondell-Citgo Refining Company 401(k) and Savings Plan for Represented Employees and such other tax-qualified, defined contribution plans which are maintained by the Sponsor or any of its subsidiaries or affiliates for the benefit of their eligible employees as may be designated by the Sponsor in writing to the Trustee as a Plan hereunder, such writing to be in the form of the Plan Designation Form attached hereto as Schedule "I". Each reference to "a Plan" or "the Plan" in this Agreement shall mean and include the Plan or Plans to which the particular provision of this Agreement is being applied or all Plans, as the context may require.

(o)  "Plan Administrative Manual" shall mean the document that governs the
      --------------------------
     Trustee's processing of Plan transactions in accordance with directions from the Administrator.

(p)  "Recordkeeper" shall mean Fidelity Institutional Retirement Services
      ------------
     Company ("FIRSCO"), or its successor, as authorized by the Trustee to
               ------
     perform certain administrative services to the Plan on its behalf.

(q)  "Reporting Date" shall mean the last day of each calendar quarter, the date
      --------------
     as of which the Trustee resigns or is removed pursuant to Section 9 hereof and the date as of which this Agreement terminates pursuant to Section 11 hereof.

(r)  "Sponsor" shall mean Lyondell Chemical Company, a Delaware corporation;
      -------
     Equistar Chemicals, LP, a Delaware limited partnership; and Lyondell-Citgo Refining Company Ltd., a Texas limited liability partnership, or any successor to all or substantially all of its businesses which, by agreement, operation of law or otherwise, assumes the responsibility of the Sponsor under this Agreement.

(s)  "Trust" shall mean the Lyondell Chemical, Equistar Chemicals, and
      -----
     Lyondell-Citgo Plans Master Trust, being the trust established by the Sponsor and the Trustee pursuant to the provisions of this Agreement and as may hereafter be amended from time to time.

(t)  "Trustee" shall mean Fidelity Management Trust Company, a Massachusetts
      -------
     trust company and any successor to all or substantially all of its trust business as described in Section 10(c). The term Trustee shall also include any successor trustee appointed pursuant to Section 10 to the extent such successor agrees to serve as Trustee under this Agreement.

Section 2. Trust. The Sponsor hereby establishes the Trust with the Trustee. The
           -----
Trust shall consist of an initial contribution of money or other property acceptable to the Trustee in its sole discretion, made by the Sponsor or transferred from a previous trustee under a Plan, such additional sums of money, Employer Stock, and Common Stock as shall from time to time be delivered to the Trustee under a Plan, all investments made therewith and proceeds thereof, and all earnings and profits thereon, less the payments that are made by the Trustee as provided herein, without distinction between principal and income. The Trustee hereby accepts the Trust on the terms and conditions set forth in this Agreement. In accepting this Trust, the Trustee shall be accountable for the assets received by it, subject to the terms and conditions of this Agreement.

Section 3. Exclusive Benefit and Reversion of Sponsor Contributions.
           --------------------------------------------------------
     Except as provided under applicable law, no part of the Trust allocable to a Plan may be used for, or diverted to, purposes other than the exclusive benefit of the Participants in a Plan or their beneficiaries prior to the satisfaction of all liabilities with respect to the Participants and their beneficiaries.

Section 4. Disbursements.
           -------------

     (a) Administrator Directed Disbursements. The Trustee shall make
         ------------------------------------
disbursements in the amounts and in the manner as provided by the Plan as communicated by the Sponsor to the Trustee and consistent with the terms of the Plan Administrative Manual. The Trustee shall have no responsibility to ascertain such direction's compliance with the terms of the Plan or of any applicable law or the direction's effect for tax purposes or otherwise; nor shall the Trustee have any responsibility to see to the application of any disbursement.

     (b) Participant Withdrawal Requests. Pursuant to the Plan, a Participant
         -------------------------------
withdrawal request (in-service, full withdrawal, or hardship, except as described below) may be made by the Participant by telephone, or in such other manner as may be agreed to from time to time by the Administrator and Trustee, and the Trustee shall process such request only after the identity of the Participant is verified by use of a personal identification number ("PIN") and
                                                                     ---
social security number. The Trustee shall process such withdrawal in accordance with the terms of the Plan Administrative Manual.

     For hardship withdrawals for Participants in the Equistar Chemicals, LP Savings and Investment Plan for Represented Employees only, the Trustee shall forward the withdrawal document to the Participant for execution and submission for approval to the Administrator. The Administrator shall have the responsibility for approving the withdrawal and instructing the Trustee to send the proceeds to the Participant, if so directed by the Administrator.

     (c) Limitations. The Trustee shall not be required to make any disbursement
         -----------
in excess of the net realizable value of the assets of the Trust at the time of the disbursement. The Trustee shall be required to make all disbursements in accordance with terms of the Plan Administrative Manual and the Participant's distribution directions, unless the Administrator has provided written directions to the contrary.

Section 5.  Investment of Trust.
            -------------------

     (a) Selection of Investment Options. The Trustee shall have no
         -------------------------------
responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.

     (b) Available Investment Options. The Named Fiduciary with respect to a
         ----------------------------
Plan shall direct the Trustee as to what investment options the Trust shall be invested during the Participant

Recordkeeping Reconciliation Period, and the investment options in which Plan Participants may invest in, subject to the following limitations. The Named Fiduciary may determine to offer as investment options only (i) Mutual Funds,
(ii) Employer Stock, (iii) Common Stock, (iv) notes evidencing loans to Participants in accordance with the terms of the Plan, (v) Self Directed Brokerage ("BrokerageLink"), and (vi) IDS New Dimensions Fund.
            -------------

          The investment options initially selected by the Named Fiduciary are identified on Schedules "A" and "C" attached hereto. The Named Fiduciary may change, withdraw, or add investment options with the consent of the Trustee and upon mutual amendment of this Trust Agreement and the Schedules thereto to reflect such additions.

     (c) Participant Direction. Each Participant shall direct the Trustee in
         ---------------------
which investment option(s) to invest the assets in the Participant's individual accounts except that, as to the Lyondell Chemical Company 401(k) and Savings Plan, assets received as company contributions shall be invested in Employer Stock. Such directions may be made by Participants by use of the telephone exchange system maintained for such purposes by the Trustee or its agent, in accordance with written Telephone Exchange Guidelines attached hereto as Schedule "G". In the event that the Trustee fails to receive a proper direction, the assets shall be invested in the securities of the Mutual Fund set forth for such purpose on Schedule "C", until the Trustee receives a proper direction.

     (d) Mutual Funds. The Sponsor hereby acknowledges that it has received from
         ------------
the Trustee a copy of the prospectus for each Fidelity Mutual Fund selected by the Named Fiduciary as a Plan investment option. All transactions involving Non-Fidelity Mutual Funds shall be done in accordance with the Operational
                                                               -----------
Guidelines for Non-Fidelity Mutual Funds attached hereto as Schedule "H". Trust
----------------------------------------
investments in Mutual Funds shall be subject to the following limitations:

          (i) Execution of Purchases and Sales. Purchases and sales of Mutual
              --------------------------------
Funds (other than for exchanges) shall be made on the date on which the Trustee receives from the Sponsor in good order all information and documentation necessary to accurately effect such purchases and sales (or in the case of a purchase, the subsequent date on which the Trustee has received a wire transfer of funds necessary to make such purchase). Exchanges of Mutual Funds shall be made in accordance with the Telephone Exchange Guidelines attached hereto as Schedule "G".

          (ii) Voting. At the time of mailing of notice of each annual or
               ------
special stockholders' meeting of any Mutual Fund, the Trustee shall send a copy of the notice and all proxy solicitation materials to each Participant who has shares of the Mutual Fund credited to the Participant's accounts, together with a voting direction form for return to the Trustee or its designee. The Sponsor shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the Mutual Fund shares held in any short-term investment fund or liquidity reserve. The Participant shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares credited to the Participant's accounts (both vested and unvested). The Trustee shall vote the shares as directed by the Participant. The Trustee shall not vote shares for which it has received no directions from the Participant. During the Participant Recordkeeping Reconciliation Period, the Sponsor shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares of the Mutual Funds in the Trust including Mutual Fund shares held in any short-term investment fund liquidity reserve. With respect to all rights other than the right to vote, the Trustee shall follow the directions of the Participant and if no such directions are received, the directions of the Named Fiduciary. The Trustee shall have no duty to solicit directions from Participants or the Sponsor.

     (e) Employer Stock and Common Stock. Plan Participants are not permitted to
         -------------------------------
exchange into Common Stock, except that, Participants in the Lyondell Chemical Company 401(k) and Savings Plan may exchange into Lyondell Chemical Company Common Stock. All Plan Participants may exchange out of Common Stock. For purposes of the remainder of this Section 5(e) only, "Stock" shall refer to Employer Stock and Common Stock, collectively. Investments in Stock shall be subject to the following limitations:

          (i) Acquisition Limit. Pursuant to the Plan, the Trust may be invested
              -----------------
in Stock to the extent necessary to comply with investment directions under this Agreement.

          (ii) Fiduciary Duty of Named Fiduciary. The Named Fiduciary shall
               ---------------------------------
continually monitor the suitability under the fiduciary duty rules of section 404(a)(1) of ERISA (as modified by section 404(a)(2) of ERISA) of acquiring and holding Stock. The Trustee shall not be liable for any loss, or by reason of any breach, which arises from the directions of the Named Fiduciary with respect to the acquisition and holding of Stock, unless it is clear on their face that the actions to be taken under those directions would be prohibited by the foregoing fiduciary duty rules or would be contrary to the terms of this Agreement or the Plan as communicated by the Sponsor to the Trustee.

          (iii) Execution of Purchases and Sales.
                --------------------------------

               (A) Purchases and sales of Stock (other than for exchanges) shall be made in the open market on the date on which the Trustee receives from the Administrator in good order all information, documentation, and wire transfer of funds (if applicable), necessary to accurately effect such transactions and shall be made at the 4:00 p.m. NYSE closing price of the Stock on the trading date. Exchanges of Stock shall be made in accordance with the Telephone Exchange Guidelines attached hereto as Schedule "G". Such general rules shall not apply in the following circumstances:

                    (1) If the Trustee is unable to purchase or sell the total number of shares required to be purchased or sold on such day as a result of market conditions; or

                    (2) If the Trustee is prohibited by the Securities and Exchange Commission, the New York Stock Exchange ("NYSE"), or any other
                                                   ----
regulatory body from purchasing or selling any or all of the shares required to be purchased or sold on such day.

In the event of the occurrence of the circumstances described in (1) or (2) above, the Trustee shall purchase or sell such shares as soon as possible thereafter and shall determine the price of such purchases or sales to be the average purchase or sales price of all such shares purchased or sold, respectively as determined over the period in which the purchases or sales occurred. The Trustee may follow directions from the Named Fiduciary to deviate from the above purchase and sale procedures provided that such direction is made in writing by the Named Fiduciary.

               (B) Purchases and Sales from or to Sponsor. If directed by the
                   --------------------------------------
Sponsor in writing prior to the trading date, the Trustee may purchase or sell Stock from or to the Sponsor if the purchase or sale is for adequate consideration (within the meaning of section 3(18) of ERISA) and no commission is charged. If Sponsor contributions (employer) or contributions made by the Sponsor on behalf of the Participants (employee) under the Plan are to be invested in Stock, the Sponsor may transfer Stock in lieu of cash to the Trust. In either case, the number of shares to be transferred will be determined by dividing the total amount of Stock to be purchased, sold, or contributed by the 4:00 p.m. NYSE closing price of the Stock on the trading date.

               (C) Use of an Affiliated Broker. The Named Fiduciary hereby
                   ---------------------------
directs the Trustee to use Fidelity Capital Markets and its affiliates ("Capital
                                                                        --------
Markets") to provide brokerage services in connection with any purchase or sale
--------
of Stock in accordance with directions from Plan

Participants or pursuant to the terms of the Plan, for the Lyondell Chemical Company 401(k) and Savings Plan. Capital Markets shall execute such directions directly or through its affiliate, National Financial Services Company ("NFSC").
                                                                         ----
The provision of brokerage services shall be subject to the following:

                    (1) Except for purchases or sales to or from the Sponsor under subsection (B), as consideration for such brokerage services, the Named Fiduciary agrees that Capital Markets shall be entitled to remuneration under this direction in the amount of five cents ($.05) commission on each share of Stock up to 10,000 shares in a singular transaction, four cents ($.04) commission on each share of Stock from 10,001 to 20,000 shares in a singular transaction, and three and one-half cents ($.035) commission on each share of Stock in excess of 20,000 shares in a singular transaction. Any change in such remuneration may be made only by a signed agreement between the Named Fiduciary and Trustee.

                    (2) The Trustee will provide the Named Fiduciary with a description of Capital Markets' brokerage placement practices and a form by which the Named Fiduciary may terminate this direction to use a broker affiliated with the Trustee. The Trustee will provide the Named Fiduciary with this termination form annually, as well as monthly and annual reports which summarize all securities transaction-related charges incurred by the Plan.

                    (3) Any successor organization of Capital Markets, through reorganization, consolidation, merger or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this direction.

                    (4) The Trustee and Capital Markets shall continue to rely on this direction until notified to the contrary. The Named Fiduciary reserves the right to terminate this direction at any time upon written notice to Capital Markets (or its successor) and the Trustee, in accordance with Section 11 of this Agreement.

          (iv) Securities Law Reports. The Sponsor shall be responsible for
               ----------------------
filing all reports required under Federal or state securities laws with respect to the Trust's ownership of Stock, including, without limitation, any reports required under section 13 or 16 of the Securities Exchange Act of 1934, and shall immediately notify the Trustee in writing of any requirement to stop purchases or sales of Stock pending the filing of any report. The Trustee shall provide to the Sponsor such information on the Trust's ownership of Stock as the Sponsor may reasonably request in order to comply with Federal or state securities laws.

          (v) Voting and Tender Offers. Notwithstanding any other provision of
              ------------------------
this Agreement, the provisions of this Section shall govern the voting and tendering of Stock. The Sponsor, after consultation with the Trustee, shall pay for all printing, mailing, tabulation and other costs associated with the voting and tendering of Stock.

               (A) Voting.
                   ------

                    (1) When the issuer of Stock notifies the Sponsor of any annual or special meeting, the Sponsor shall timely notify the Trustee and shall cause a copy of all proxy solicitation materials to be sent to the Trustee. If requested by the Trustee, the Sponsor shall certify to the Trustee that the aforementioned materials represent the same information distributed to shareholders of Stock. Based on these materials the Trustee shall prepare a voting instruction form and shall provide a copy of all proxy solicitation materials to each Plan Participant, together with the foregoing voting instruction form, to be returned to the Trustee or its designee. The form shall show the number of full and fractional shares of Stock credited to the Participant's accounts.

                    (2) Each Participant shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares of Stock credited to the Participant's accounts (both vested and unvested). Directions from a Participant to the Trustee concerning the voting of Stock shall be communicated in writing, or by mailgram or similar means as agreed upon by the Trustee and the Sponsor. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such person in the ordinary course of the performance of the Trustee's services hereunder. Upon its receipt of the directions, the Trustee shall vote the shares of Stock as timely directed by the Participant. The Trustee shall not vote shares of Common Stock (not including Employer Stock) credited to a Participant's account for which it has received no directions from the Participant except as otherwise required by law, unless the Trustee shall have received directions from the Administrator as to the voting of such Common Stock (not including Employer Stock). Except as otherwise required by law, the Trustee shall vote shares of Employer Stock credited to a Participant's account for which it has received no direction from the Participant in the same proportion on each issue as it votes those shares credited to Participants' account for which it received voting directions from Participants.

               (B) Tender Offers.
                   -------------

                    (1) Upon commencement of a tender offer for any securities held in the Trust that are Stock, the Sponsor shall timely notify the Trustee in advance of the intended tender date and shall cause a copy of all materials to be sent to the Trustee. If requested by the Trustee, the Sponsor shall certify to the Trustee that the aforementioned materials represent the same information distributed to shareholders of Stock. Based on these materials and after consultation with the Sponsor, the Trustee shall prepare a tender instruction form and shall provide a copy of all tender materials to each Plan Participant, together with the foregoing tender instruction form, to be returned to the Trustee or its designee. The tender instruction form shall show the number of full and fractional shares of Stock credited to the Participants account (both vested and unvested).

                    (2) Each Participant shall have the right to direct the Trustee to tender or not to tender some or all of the shares of Stock credited to the Participant's accounts (both vested and unvested). Directions from a Participant to the Trustee concerning the tender of Stock shall be communicated in writing, or by mailgram or such similar means as is agreed upon by the Trustee and the Sponsor. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. The Trustee shall tender or not tender shares of Stock as timely directed by the Participant. Except as otherwise required by law, the Trustee shall not tender shares of Stock credited to a Participant's accounts for which it has received no directions from the Participant.

                    (3) Except as otherwise required by law, the Trustee shall tender that number of shares of Stock not credited to Participants' accounts in the same proportion as the total number of shares of Stock credited to Participants' accounts for which it received instructions from Participants.

                    (4) A Participant who has directed the Trustee to tender some or all of the shares of Stock credited to the Participant's accounts may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of the tendered shares, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal date. Prior to the withdrawal date, if any shares of Stock not credited to Participants' accounts have been tendered, the Trustee shall redetermine the number of shares of Stock that would be tendered under

Section 5(e)(v)(B)(3) if the date of the foregoing withdrawal were the date of determination, and withdraw from the tender offer the number of shares of Stock not credited to Participants' accounts necessary to reduce the amount of tendered Stock not credited to Participants' accounts to the amount so redetermined. A Participant shall not be limited as to the number of directions to tender or withdraw that the Participant may give to the Trustee.

                    (5) A direction by a Participant to the Trustee to tender shares of Stock credited to the Participant's accounts shall not be considered a written election under the Plan by the Participant to withdraw from the Plan, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each account of the Participant from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of Stock tendered from that account. Pending receipt of directions from the Participant or the Named Fiduciary, as provided in the Plan, as to which of the remaining investment options the proceeds should be invested in, the Trustee shall invest the proceeds in the Mutual Fund set forth for such purpose on Schedule "C" until the Trustee receives a proper direction.

          (vi) General. With respect to all rights other than the right to vote,
               -------
the right to tender, and the right to withdraw shares previously tendered, in the case of Stock credited to a Participant's accounts, the Trustee shall follow the directions of the Participant and if no such directions are received, the directions of the Named Fiduciary. The Trustee shall have no duty to solicit directions from Participants. With respect to all rights other than the right to vote and the right to tender, in the case of Stock not credited to Participants' accounts, the Trustee shall follow the directions of the Named Fiduciary.

          (vii) Conversion. All provisions in this Section 5(e) shall also apply
                ----------
to any securities received as a result of a conversion of Stock.

     (f) Participant Loans. The Sponsor shall act as the Trustee's agent for
         -----------------
Participant loans and as such shall (i) separately account for repayments transmitted to the Trustee and (ii) clearly identify loan repayments as Plan assets and (iii) collect and remit all principal and interest payments to the Trustee. The Trustee shall determine, based on the current value of the Participant's account on the date of the request and guidelines provided by the Named Fiduciary, as indicated in the Plan Administrative Manual, the amount available for the loan. The interest rate shall be supplied by the Administrator in accordance with the terms of the Plan. To facilitate recordkeeping, the Administrator has been advised that the Trustee may destroy the original of any promissory note made in connection with a loan to a Participant under the Plan, provided that the Trustee first creates a duplicate by a photographic or optical scanning or other process yielding a reasonable facsimile of the promissory note and the Plan Participant's signature thereon, which duplicate may be reduced or enlarged in size from the actual size of the original promissory note.

     (g) BrokerageLink. Under the BrokerageLink option, the Named Fiduciary
         -------------
hereby directs the Trustee to use Fidelity Brokerage Services, Inc. and its affiliates ("FBSI") to purchase or sell individual securities for Plan
             ----
Participant accounts in accordance with investment directions provided by the Plan Participants. The provision of brokerage services shall be subject to the following:

          (i) The Trustee will provide the Named Fiduciary with a description of FBSI's brokerage placement practices and a form by which the Named Fiduciary may terminate this direction to use a broker affiliated with the Trustee. The Trustee will provide the Named Fiduciary with this termination form annually, as well as quarterly and annual reports which summarize all securities transaction-related charges incurred by the Plan.

          (ii) Any successor organization of FBSI, through reorganization, consolidation, merger or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this direction provision.

          (iii) The Trustee and FBSI shall continue to rely on this direction provision until notified to the contrary. The Named Fiduciary reserves the right to terminate this direction at any time upon written notice to FBSI (or its successor) and the Trustee, in accordance with Section 12 of this Agreement.

          (iv) The types of securities which may not be purchased under this BrokerageLink Option are listed on Schedule "J". Administrative procedures governing investment in and withdrawals from BrokerageLink are attached hereto as Schedule "K".

          (v) Participants may authorize the use of an agent to have limited trading authority over assets in their BrokerageLink account provided that the Participant completes and files with FBSI the Brokerage Services Limited Trading Authorization and Indemnification Form or a comparable form.

          (vi) A copy of the notice and all proxy solicitation materials, together with a voting direction form, will be sent to each Participant with BrokerageLink account balances.

     (h) IDS New Dimensions Fund. All transactions involving the IDS New
         -----------------------
Dimensions Fund shall be done in accordance with the Operating Procedures attached hereto as Schedule "L".

     (i) Reliance of Trustee on Directions.
         ---------------------------------

          (i) The Trustee shall not be liable for any loss, or by reason of any breach, which arises from any Participant's exercise or non-exercise of rights under this Section 5 over the assets in the Participant's accounts except to the extent that a loss or breach results from the Trustee's action or inaction ultimately determined to be a breach of fiduciary duty by a court of competent jurisdiction.

          (ii) The Trustee shall not be liable for any loss, or by reason of any breach, which arises from the Named Fiduciary's exercise or non-exercise of rights under this Section 5, unless it was clear on their face that the actions to be taken under the Named Fiduciary's directions were prohibited by the fiduciary duty rules of Section 404(a) of ERISA or were contrary to the terms of the Plan or this Agreement, or are ultimately determined to be a co-fiduciary liability pursuant to ERISA.

     (j) Trustee Powers. The Trustee shall have the following powers and
         --------------
authority:

          (i) Subject to paragraphs (b), (c) and (d) of this Section 5, to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

          (ii) Subject to paragraphs (b) and (c) of this Section 5, to invest in investment contracts and short term investments (including interest bearing accounts with the Trustee or money market mutual funds advised by affiliates of the Trustee) and in collective investment funds maintained by the Trustee for qualified plans, in which case the provisions of each collective investment fund in which the Trust is invested shall be deemed adopted by the Named Fiduciary and the provisions thereof incorporated as a part of this Trust as long as the fund remains exempt from taxation under Sections 401(a) and 501(a) of the Code.

          (iii) To cause any securities or other property held as part of the Trust to be registered in the Trustee's own name, in the name of one or more of its nominees, or in the Trustee's account with the Depository Trust Company of New York, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

          (iv) To keep that portion of the Trust in cash or cash balances as the Named Fiduciary may, from time to time, deem to be in the best interest of the Trust.

          (v) To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.

          (vi) To borrow funds from a bank not affiliated with the Trustee in order to provide sufficient liquidity to process Plan transactions in a timely fashion, provided that the cost of borrowing shall be allocated in a reasonable fashion to the investment fund(s) in need of liquidity.

          (vii) To settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor.

          (viii) To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor in a timely manner upon thirty (30) days notice from the Trustee.

          (ix) To invest all of any part of the assets of the Trust in any collective investment trust or group trust which then provides for the pooling of the assets of Plans described in Section 401(a) and exempt from tax under
Section 501(a) of the Code, or any comparable provisions of any future legislation that amends, supplements, or supersedes those sections, provided that such collective investment trust or group trust is exempt from tax under the Code or regulations or rulings issued by the Internal Revenue Service; the provisions of the document governing such collective investment trusts or group trusts, as it may be amended from time to time, shall govern any investment therein and are hereby made a part of this Trust Agreement.

          (x) To do all other acts although not specifically mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of the Trust.

Section 6. Recordkeeping and Administrative Services to Be Performed.
           ---------------------------------------------------------

     (a) General. The Trustee shall perform those recordkeeping and
         -------
administrative functions described in Schedule "A" attached hereto and as detailed in the Plan Administrative Manual. These recordkeeping and administrative functions shall be performed within the framework of the Named Fiduciary's written directions regarding the Plan's provisions, guidelines and interpretations.

     (b) Accounts. The Trustee shall keep accurate accounts of all investments,
         --------
receipts, disbursements, and other transactions hereunder, and shall report the value of the assets held in the Trust as of each Reporting Date. Within thirty
(30) days following each Reporting Date or within sixty (60) days in the case of a Reporting Date caused by the resignation or removal of the Trustee or the termination of this Agreement, the Trustee shall file with the Sponsor a written account setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee between the Reporting Date and the prior Reporting Date, and setting forth the value of the Trust as of the Reporting Date. Except as otherwise required under ERISA, upon the expiration of one (1) year from the date of filing such account with the Sponsor, the Trustee shall have no liability or further accountability to anyone with respect to the propriety of its acts or transactions shown in such account, except with respect to such acts or transactions as to which the Sponsor shall within such one (1) year period file with the Trustee written objections.

     (c) Inspection and Audit. All records generated by the Trustee in
         --------------------
accordance with paragraphs (a) and (b) shall be open to inspection and audit during the Trustee's regular business hours, prior to the termination of this Agreement, by the Named Fiduciary, the Sponsor or any person designated by the Sponsor or Named Fiduciary. Upon the resignation or removal of the Trustee or the termination of this Agreement, the Trustee shall provide to the Sponsor, at no expense, in the format regularly provided to the Sponsor, a statement of each Participant's accounts as of the resignation, removal, or termination, and the Trustee shall provide, on a timely basis, to the Sponsor or the Plan's new recordkeeper such further records as are reasonable, at the Sponsor's expense. Notwithstanding the above, all records and accounts maintained or prepared by the Trustee with respect to the Trust shall be preserved for such period as may be required under any applicable law.

     (d) Effect of Plan Amendment. A representation as to the current qualified
         ------------------------
status of each Plan (including the most recent IRS determination letter for each Plan) and a representation as to the Sponsor's intent to submit or resubmit the Plan to the IRS for a new determination letter no later than

December 1999, is attached hereto as Schedule "F". The Trustee's provision of the recordkeeping and administrative services set forth in this Section 6 shall be conditioned on the Sponsor delivering to the Trustee a copy of any amendment to the Plan as soon as administratively feasible following the amendment's adoption, with, if requested, an IRS determination letter or representation substantially in the form of Schedule "F" covering such amendment, and on the Sponsor providing the Trustee on a timely basis with all the information the Sponsor deems necessary for the Trustee to perform the recordkeeping and administrative services and such other information as the Trustee may reasonably request.

     (e) Returns, Reports and Information. The Sponsor or the Administrator
         --------------------------------
shall be responsible for the preparation and filing of all returns, reports, and information required of the Trust or Plan by law, other than Participant reports provided pursuant to Schedule "A". The Trustee shall provide the Sponsor or Administrator with such information as reasonably requested to make these filings. The Sponsor shall also be responsible for making any other disclosures to Participants required by law, except such disclosure as may be required under federal or state truth-in-lending laws with regard to Participant loans as provided on Schedule "A", or as required for tax purposes following a distribution from the Trust as provided on Schedule "A".

     (f) Allocation of Plan Interests. All transfers to, withdrawals from, or
         ----------------------------
other transactions regarding the Trust shall be conducted in such a way that the proportionate interest in the Trust of each Plan and the fair market value of that interest may be determined at any time. Whenever the assets of more than one Plan are commingled in the Trust or in any investment option, the undivided interest therein of each such Plan shall be debited or credited (as the case may be) (i) for the entire amount of every contribution received on behalf of such Plan, every benefit payment, or other expense attributable solely to such Plan, and every other transaction relating only to such Plan; and (ii) for its proportionate share of every item of collected or accrued income, gain or loss, and general expense, and of any other transactions attributable to the Trust or that investment option as a whole.

Section 7. Compensation and Expenses. Within thirty (30) days of receipt of the
           -------------------------
Trustee's bill, which shall be computed and billed in accordance with Schedule "B" attached hereto and made a part hereof, as amended from time to time, the Sponsor shall send to the Trustee a payment in such amount or the Sponsor may direct the Trustee to deduct such amount from Participants' account, if applicable. All expenses of the Trustee relating directly to the acquisition and disposition of investments constituting part of the Trust, and all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, shall be a charge against and paid from the appropriate Participants' accounts.

Section 8. Directions and Indemnification.
           ------------------------------

     (a) Identity of Sponsor and Named Fiduciaries. The Trustee shall be fully
         -----------------------------------------
protected in relying on the fact that the Sponsor and the Named Fiduciaries under a Plan are the individuals or persons named as such on the Authorization Letters in the form of Schedules "D" and "E" attached hereto or on a Plan Designation Form in accordance with Schedule "I" attached hereto or such other individuals or persons as the Sponsor may notify the Trustee in writing.

     (b) Directions from Sponsor. Whenever the Sponsor or Administrator provides
         -----------------------
a direction to the Trustee, the Trustee shall not be liable for any loss, or by reason of any breach, arising from the direction if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee by the Sponsor in the form attached hereto as Schedule "D", provided the Trustee reasonably believes the signature of the individual to be genuine. Such direction may also be made via Electronic Data Transfer ("EDT")
                                                                           ---
in accordance with procedures agreed to by the Sponsor and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Sponsor. The Trustee shall have no responsibility to ascertain any direction's (i) accuracy, (ii) compliance with the terms of the Plan or any applicable law, or (iii) effect for tax purposes or otherwise, unless it is clear on the direction's face that the actions to be taken under the direction would be prohibited by the fiduciary duty rules of section 404(a) of ERISA or the terms of this Agreement.

     (c) Directions from Named Fiduciary/Administrator. Whenever a Named
         ---------------------------------------------
Fiduciary provides a direction to the Trustee, the Trustee shall not be liable for any loss, or by reason of any breach, arising from the direction (i) if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee by the Named Fiduciary or the Administrator in the form attached hereto as Schedule "E" and (ii) if the Trustee reasonably believes the signature of the individual to be genuine, unless it is clear on the direction's face that the actions to be taken under the direction would be prohibited by the fiduciary duty rules of section 404(a) of ERISA or would be contrary to the terms of the Plan or this Agreement.

     (d) Co-Fiduciary Liability. In any other case, the Trustee shall not be
         ----------------------
liable for any loss, or by reason of any breach, arising from any act or omission of another fiduciary under the Plan except as provided in section 405(a) of ERISA. Without limiting the foregoing, the Trustee shall have no liability for the acts or omissions of any predecessor or successor trustee.

     (e) Indemnification.
         ---------------

          (i) The Sponsor shall indemnify the Trustee against, and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees, that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding, or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or Trust, excepting only any and all loss, etc., arising solely from the Trustee's negligence, bad faith or breach of any statutory or other duty owed to the Plan, the Sponsor or the Named Fiduciary.

          (ii) The Trustee shall indemnify the Sponsor against and hold the Sponsor harmless from any and all such loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees and disbursements, that may be incurred by, imposed upon, or asserted against the Sponsor resulting from the Trustee's negligence or bad faith.

     (f) Survival. The provisions of this Section 8 shall survive the
         --------
termination of this Agreement.

Section 9. Resignation or Removal of Trustee.
           ---------------------------------

     (a) Resignation. The Trustee may resign at any time upon sixty (60) days'
         -----------
notice in writing to the Sponsor, unless a shorter period of notice is agreed upon by the Sponsor.

     (b) Removal. The Sponsor may remove the Trustee at any time upon sixty (60)
         -------
days' notice in writing to the Trustee, unless a shorter period of notice is agreed upon by the Trustee.

Section 10. Successor Trustee.
            -----------------

     (a) Appointment. If the office of Trustee becomes vacant for any reason,
         -----------
the Sponsor may in writing appoint a successor trustee under this Agreement. The successor trustee shall have all of the rights, powers, privileges, obligations, duties, liabilities, and immunities granted to the Trustee under this Agreement. The successor trustee and predecessor trustee shall not be liable for the acts or omissions of the other with respect to the Trust.

     (b) Acceptance. When the successor trustee accepts its appointment under
         ----------
this Agreement, title to and possession of the Trust assets shall immediately vest in the successor trustee without any further action on the part of the predecessor trustee. The predecessor trustee shall execute all instruments and do all acts that reasonably may be necessary or reasonably may be requested in writing by the Sponsor or the successor trustee to vest title to all Trust assets in the successor trustee or to deliver all Trust assets to the successor trustee.

     (c) Corporate Action. Any successor of the Trustee or successor trustee,
         ----------------
through sale or transfer of the business or trust department of the Trustee or successor trustee, or through reorganization, consolidation, or merger, or any similar transaction, shall, upon consummation of the transaction, become the successor trustee under this Agreement.

Section 11. Termination. This Agreement may be terminated at any time by the
            -----------
Sponsor upon sixty (60) days' notice in writing to the Trustee. On the date of the termination of this Agreement, the Trustee shall forthwith transfer and deliver to such individual or entity as the Sponsor shall designate, all cash and assets then constituting the Trust. If, by the termination date, the Sponsor has not notified the Trustee in writing as to whom the assets and cash are to be transferred and delivered, the Trustee may bring an appropriate action or proceeding for leave to deposit the assets and cash in a court of competent jurisdiction. The Trustee shall be reimbursed by the Sponsor for all costs and expenses of the action or proceeding including, without limitation, reasonable attorneys' fees.

Section 12. Resignation, Removal, and Termination Notices. All notices of
            ---------------------------------------------
resignation, removal, or termination under this Agreement must be in writing and mailed to the party to which the notice is being given by certified or registered mail, return receipt requested, to Lyondell Chemical Company, Benefits Administrative Committee, One Houston Center, 1221 McKinney, Suite 1600, Houston, Texas 77253-3646, and to the Trustee c/o John M. Kimpel, Fidelity Investments, 82 Devonshire Street, Boston,

Massachusetts 02109, or to such other addresses as the parties have notified each other of in the foregoing manner.

Section 13. Duration. This Trust shall continue in effect without limit as to
            --------
time, subject, however, to the provisions of this Agreement relating to amendment, modification, and termination thereof.

Section 14. Amendment or Modification. This Agreement may be amended or modified
            -------------------------
at any time and from time to time only by an instrument in writing executed by both the Sponsor and the Trustee. Notwithstanding the foregoing, to reflect increased operating costs only (and not as a result in any change in projections less than those specified in Schedule "B") the Trustee may once each calendar year amend Schedule "B" without the Sponsor's consent upon seventy-five (75) days' prior written notice to the Sponsor.

Section 15. Electronic Services.
            -------------------

     (a) The Trustee may provide communications and services via electronic medium ("Electronic Services"), including, but not limited to, Fidelity Plan
         -------------------
Sponsor WebStation, Client Intranet, Client e-mail, interactive software products or any other information provided in an electronic format. The Sponsor agrees to keep confidential and not publish, copy, broadcast, retransmit, reproduce, commercially exploit or otherwise redisseminate the data, information, software or services without the Trustee's written consent.

     (b) The Sponsor shall be responsible for installing and maintaining all Electronic Services on its computer network and/or Intranet upon receipt in a manner so that the information provided via the Electronic Service will appear in the same form and content as it appears on the form of delivery, and for any programming required to accomplish the installation. If applicable, materials provided for Plan Sponsor's intranet web sites shall be installed by the Sponsor and shall be clearly identified as originating from Fidelity. The Sponsor shall remove, as soon as practicable, Electronic Services from its computer network and/or Intranet, or replace the Electronic Service with an updated service provided by the Trustee, upon written notification (including written notification via facsimile) by the Trustee.

     (c) All Electronic Services shall be provided to the Sponsor without any express or implied legal warranties or acceptance of legal liability by the Trustee relative to the use of material or Electronic

Services by the Sponsor. No rights are conveyed to any property, intellectual or tangible, associated with the contents of the Electronic Services and related material.

     (d) To the extent that any Electronic Services utilize Internet services to transport data or communications, the Trustee will take, and Sponsor agrees to follow, reasonable security precautions; however, the Trustee disclaims any liability for interception of any such data or communications if such reasonable security precautions were taken and the Trustee was not negligent or acting in bad faith. The Trustee shall not be responsible for, and makes no warranties regarding access, speed or availability of Internet or network services. The Trustee shall not be responsible for any loss or damage related to or resulting from any changes or modifications to the electronic material after delivering it to the Sponsor.

Section 16. General.
            -------

     (a) Performance by Trustee, its Agents or Affiliates. The Sponsor
         ------------------------------------------------
acknowledges and authorizes that the services to be provided under this Agreement shall be provided by the Trustee, its agents or affiliates, including Fidelity Investments Institutional Operations Company and/or Fidelity Institutional Retirement Services Company or its successor, and that certain of such services may be provided pursuant to one or more other contractual agreements or relationships.

     (b) Delegation by Employer. By authorizing the assets of any Plan as to
         ----------------------
which it is an Employer to be deposited in the Trust, each Employer, other than the Sponsor, hereby irrevocably delegates and grants to the Sponsor full and exclusive power and authority to exercise all of the powers conferred upon the Sponsor and each Employer by the terms of this Agreement, and to take or refrain from taking any and all action which such Employer might otherwise take or refrain from taking with respect to this Agreement, including the sole and exclusive power to exercise, enforce or waive any rights whatsoever which such Employer might otherwise have with respect to the Trust, and irrevocably appoints the Sponsor as its agent for all purposes under this Agreement. The Trustee shall have no obligation to account to any such Employer or to follow the instructions of or otherwise deal with any such Employer, the intention being that the Trustee shall deal solely with the Sponsor.

     (c) Entire Agreement. This Agreement contains all of the terms agreed upon
         ----------------
between the parties with respect to the subject matter hereof.

     (d) Waiver. No waiver by either party of any failure or refusal to comply
         ------
with an obligation hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

     (e) Successors and Assigns. The stipulations in this Agreement shall inure
         ----------------------
to the benefit of, and shall bind, the successors and assigns of the respective parties.

     (f) Partial Invalidity. If any term or provision of this Agreement or the
         ------------------
application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     (g) Section Headings. The headings of the various sections and subsections
         ----------------
of this Agreement have been inserted only for the purposes of convenience and are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

Section 17. Governing Law.
            -------------

     (a) Massachusetts Law Controls. This Agreement is being made in the
         --------------------------
Commonwealth of Massachusetts, and the Trust shall be administered as a Massachusetts trust. The validity, construction, effect, and administration of this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, except to the extent those laws are superseded under section 514 of ERISA.

     (b) Trust Agreement Controls. The Trustee is not a party to the Plan, and
         ------------------------
in the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of this Agreement shall control.

Section 18. Plan Qualification. The Sponsor shall be responsible for verifying
            ------------------
that while any assets of a particular Plan are held in the Trust, the Plan (i) is qualified within the meaning of section 401(a) of the Code; (ii) is permitted by existing or future rulings of the United States Treasury Department to pool its funds in a group trust; and (iii) permits its assets to be commingled for investment purposes with the assets of other such plans by investing such assets in this Trust. If any Plan ceases to be qualified within the meaning of section 401(a) of the Code, the Sponsor shall notify the Trustee as promptly as is reasonable. Upon receipt of such notice, the Trustee shall promptly segregate and withdraw from the Trust, the assets which are allocable to such disqualified Plan, and shall dispose of such assets in the manner directed by the Sponsor.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                            LYONDELL CHEMICAL COMPANY

Attest:  /s/ JoAnn L. Beck                  By:    /s/ Jeffrey R. Pendergraft   /s/ JLB
         ---------------------                     ---------------------------------------------
         Asst. Secretary
                                            Name:  Jeffrey R. Pendergraft
                                                   ---------------------------------------------
                                            Title: Executive VP and Chief Administrative Officer
                                                   ---------------------------------------------
                                            Date:  March 12, 1999
                                                   ---------------------------------------------


                                            EQUISTAR CHEMICALS, LP


Attest:  /s/ Gerald A. O'Brien              By:    /s/ Myra J. Perkinson   /s/ JLB
         ---------------------                     -----------------------------
         Secretary
                                            Name:  VP, Human Resources
                                                   ------------------------------

                                            Title: Myra J. Perkinson
                                                   ----------------------------

                                            Date:  March 12, 1999
                                                   ------------------------------


                                            LYONDELL-CITGO REFINING COMPANY LTD


Attest:  /s/ Steven B. Strauss              By:    /s/ Rose Nenni   /s/ JLB
         ---------------------                     ------------------------------
         Secretary
                                            Name:  Rose Nenni
                                                   ------------------------------

                                            Title: VP, Human Resources
                                                   ------------------------------

                                            Date:  March 15, 1999
                                                   ------------------------------


                                            FIDELITY MANAGEMENT TRUST
                                            COMPANY


Attest:  /s/ Douglas O. Kent                By:   /s/ Carolyn Redden
         ---------------------                    ------------------------------
         Assistant Clerk
                                            Name:  Carolyn Redden
                                                   -----------------------------

                                            Title: Vice President
                                                   -----------------------------

                                            Date:  March 30, 1999
                                                   -----------------------------

                                  Schedule "A"

                             ADMINISTRATIVE SERVICES
                             -----------------------

Administration
--------------

..    Establishment and maintenance of Participant account and election percentages.

..    Maintenance of the following Plan investment options:

     .    Fidelity Fund
     .    Fidelity Intermediate Bond Fund
     .    Fidelity Retirement Money Market Fund
     .    Spartan U.S. Equity Index Fund
     .    Dodge & Cox Balanced Fund
     .    PBHG Growth Fund
     .    Neuberger & Berman Genesis Trust
     .    American EuroPacific Growth Fund
     .    IDS New Dimensions Fund
     . Lyondell DPO Stock (frozen EXCEPT as to Participants in Lyondell Chemical Company 401(k) and Savings Plan)
     . Lyondell DR Stock (frozen EXCEPT as to Participants in Lyondell Chemical Company 401(k) and Savings Plan)
     .    ARCO Stock (frozen)
     .    Millenium Stock (frozen)
     .    BrokerageLink

Mutual Fund Window investment options as follows:

     .    Alger Capital Appreciation Retirement
     .    Alger Mid Cap Growth Retirement
     .    Alger Small Cap Retirement
     .    AMR Balanced Fund
     .    AMR International Equity
     .    AMR Large Cap Value
     .    AMR Limited-Term Income
     .    Ariel Appreciation Fund
     .    Ariel Premier Bond - Investor
     .    Fidelity Balanced Fund
     .    Baron Asset Fund
     .    Baron Growth & Income
     .    Blue Chip Growth
     .    Calvert Capital Accumulation Fund - Class A
     .    Calvert New Africa Fund - Class A
     .    Calvert New Vision Small Cap Fund - Class A
     .    Calvert Social Investment Fund: Managed Growth Portfolio - Class A
     .    Calvert World Values: International Equity
     .    Fidelity Canada Fund

     .    Fidelity Capital & Income Fund
     .    Fidelity Capital Appreciation Fund
     .    Fidelity Contrafund II
     .    Fidelity Convertible Securities Fund
     .    Fidelity Diversified International Fund
     .    Fidelity Dividend Growth Fund
     .    Domini Social Equity Fund
     .    Founders Balanced Fund
     .    Founders Blue Chip Fund
     .    Founders Frontier Fund
     .    Founders Growth Fund
     .    Founders Passport Fund
     .    Founders Special Fund
     .    Founders Worldwide Growth Fund
     .    INVESCO Dynamics Fund
     .    INVESCO Growth Fund
     .    INVESCO High Yield Fund
     .    INVESCO Industrial Income
     .    INVESCO Multi- Asset Allocation
     .    INVESCO Select Income
     .    INVESCO Small Company Growth Fund
     .    INVESCO Total Return Fund
     .    INVESCO Value Equity Fund
     .    Janus Flexible Income Fund
     .    Fidelity Emerging Growth Fund
     .    Fidelity Emerging Markets
     .    Fidelity Equity Income
     .    Fidelity Equity Income II
     .    Fidelity Europe
     .    Fidelity Europe Capital Apprec.
     .    Fidelity Export and Multinat'l
     .    Fidelity Asset Manager
     .    Fidelity Asset Mg. Gro.
     .    Fidelity Asset Mg. Inc.
     .    Fidelity Fifty
     .    Fidelity Fund
     .    Fidelity Intermediate Bond Fund
     .    Fidelity Retirement Money Market Fund
     .    Fidelity Freedom 2000
     .    Fidelity Freedom 2010
     .    Fidelity Freedom 2020
     .    Fidelity Freedom 2030
     .    Fidelity Freedom Income Fund
     .    Fidelity Ginnie Mae
     .    Fidelity Global Balanced
     .    Fidelity Govt. Securities
     .    Fidelity Growth Company

     .    Fidelity Institutional Short-Intermediate Govt.
     .    Fidelity Intermediate Bond
     .    Fidelity International Value
     .    Fidelity Int'l Growth & Income
     .    Fidelity Investment Grade Bond
     .    Fidelity Mid Cap Stock
     .    Fidelity Japan
     .    Fidelity Large Cap Stock
     .    Fidelity Latin America
     .    Franklin Small Cap Growth I
     .    MAS Balanced Portfolio - Adviser Class
     .    MAS Fixed Income - Adviser Class
     .    MAS High Yield Portfolio - Adviser Class
     .    MAS Mid Cap Growth Portfolio- Adviser Class
     .    Montgomery International Small Cap
     .    Montgomery Select 50
     .    Morgan Stanley Active Country Allocation B
     .    Morgan Stanley Emerging Markets
     .    Morgan Stanley Global Equity Portfolio B
     .    Morgan Stanley International Magnum Class B
     .    Morgan Stanley Emerging Growth Class B
     .    Morgan Stanley Equity Growth B
     .    Templeton Mutual Discovery Fund I
     .    Templeton Mutual Shares Fund Class I
     .    Neuberger & Berman Focus Trust
     .    Neuberger & Berman Guardian Trust
     .    Neuberger & Berman Manhattan Trust
     .    Neuberger & Berman Partners Trust
     .    Neuberger & Berman Socially Responsible
     .    Fidelity New Markets Income Fund
     .    Fidelity OTC Portfolio
     .    Fidelity Overseas Fund
     .    Fidelity Pacific Basin Fund
     .    PBHG Emerging Growth
     .    PIMCO Capital Appreciation Fund
     .    PIMCO Global Bond Fund
     .    PIMCO High Yield Fund
     .    PIMCO Low Duration Fund
     .    PIMCO Long-Term US Government
     .    PIMCO Mid-Cap Growth
     .    PIMCO Total Return - Admin.
     .    Fidelity Puritan Fund
     .    Fidelity Real Estate Investment Portfolio
     .    Fidelity Retirement Growth Fund
     .    Fidelity Short-Intermediate Govt. Fund
     .    Fidelity Short-Term Bond Fund
     .    Fidelity Small Cap Selector

     .    Fidelity Southeast Asia Fund
     .    Spartan Market Index Fund
     .    Fidelity Stock Selector
     .    Strong Total Return Fund
     .    Strong Advantage Fund
     .    Strong Common Stock Fund
     .    Strong Discovery Fund
     .    Strong Government Securities Fund
     .    Strong Growth Fund
     .    Strong Opportunity Fund
     .    Strong Schafer Value
     .    Strong Short-Term Bond Fund
     .    Fidelity Target Timeline 1999
     .    Fidelity Target Timeline 2001
     .    Fidelity Target Timeline 2003
     .    Fidelity TechnoQuant Growth
     .    Templeton Foreign Smaller Companies I
     .    Templeton Developing Markets Trust I
     .    Templeton Foreign Fund I
     .    Templeton Global Bond Fund I
     .    Templeton Growth Fund I
     .    Templeton World Fund I
     .    Fidelity Trend Fund
     .    UAM/FMA Small Company Institutional
     .    UAM/FPA Crescent Institutional
     .    UAM/McKee Int'l Equity Institutional
     .    UAM/Rice Hall Small Cap Institutional
     .    UAM/Sterling Equity Institutional
     .    Fidelity U.S. Bond Index Fund
     .    USAA Emerging Markets Fund
     .    USAA GNMA Fund
     .    USAA Growth Fund
     .    USAA Income Fund
     .    USAA Income Stock Fund
     .    USAA International Fund
     .    Fidelity Utilities Fund
     .    Fidelity Value Fund
     .    Warburg Capital Appreciation Fund
     .    Warburg Growth & Income Fund
     .    Warburg Global Fixed Income Fund
     .    Warburg International Equity Fund
     .    Warburg Small Company Value Fund
     .    Warburg Emerging Growth Fund
     .    Fidelity Worldwide Fund

..    Maintenance of the following money classifications for the Lyondell
     Chemical Company 401(k) and Savings Plan:

     01   Pre-tax
     02   After-tax
     03   Company Match
     04   Transferable Shares
     05   Prior ESOP Post-Tax
     06   Prior ESOP Company Match
     07   Company Match on Post-tax
     08   Old Company Match
     09   Rollover

..    Maintenance of the following money classifications for the Equistar
     Chemicals, LP Savings and Investment Plan:

     01   Pre-tax
     02   After-tax
     03   Company Match
     04   Prior Plan
     05   Prior ESOP
     06   ARCO ESOP
     07   Prior After-tax
     08   ARCO Match
     09   Rollover
     10   GR - Pre-tax (GR=Grandfathered and is subject to QJSA)
     11   GR - Post-tax
     12   GR - Company Match
     13   GR - Rollover

..    Maintenance of the following money classifications for the Equistar
     Chemicals, LP Savings and Investment Plan for Represented Employees:

     01   Pre-tax
     02   After-Tax
     03   Company Match
     04   Prior Plan
     05   Prior ESOP
     06   Rollover

..    Maintenance of the following money classifications for the Lyondell-Citgo
     Refining Company 401(k) and Savings Plan for Non-Represented Employees:

     01   Pre-tax
     02   After-tax
     03   Company Match
     04   ARCO ESOP After-tax
     05   Prior After-tax
     06   ARCO ESOP Match

     07   Rollover

..    Maintenance of the following money classifications for the Lyondell-Citgo
     Refining Company 401(k) and Savings Plan for Represented Employees:

     01   Pre-tax
     02   After-tax
     03   Company Match
     04   ARCO ESOP After-tax
     05   Prior After-tax
     06   ARCO ESOP Match
     07   Rollover

..    The Trustee will provide the recordkeeping and administrative services set forth on this Schedule "A" and as detailed in the Plan Administrative Manual. The Plan Administrative Manual shall be completed by Fidelity and the Sponsor after the effective date of this Agreement and shall contain detailed information and processes regarding the recordkeeping and administrative services set forth on this Schedule "A". The content of the Plan Administrative Manual shall be mutually agreed to by Fidelity and the Sponsor. To the extent that the terms of the Plan Administrative Manual differ from the terms of this Schedule "A" or this Agreement, this Schedule "A" and this Agreement shall be amended accordingly and the Plan Administrative Manual is incorporated by reference herein.

A)   Provide Participant Telephone Services

     1. Fidelity registered representatives are available from 8:30 a.m. - 12:00 midnight ET each business day to provide toll free telephone service for Participant inquiries and transactions. Additionally, Participants have 24 hour account balance and transaction inquiry access utilizing our automated voice response system and the Internet.

     2. For security purposes, all calls are recorded. In addition, several levels of security are available including the verification of a Personal Identification Number (PIN) and/or any other indicative data resident on the system.

     3. Through our telephone services, Fidelity provides the following services:

          .    Provide Plan investment option information.
          .    Maintain Plan specific provisions.
          .    Process exchanges (transfers) between investment options on a daily basis.
          .    Maintain and process changes to Participants' contribution allocations for all money sources.
          .    Allow Participants to change their deferral and after-tax
               percentages and provide updates via EDT for customer to apply to its payrolls accordingly.
          .    Consult with Participants in various loan scenarios and generate all documentation.
          .    Process all Participant loan and withdrawal requests via
               Fidelity's toll-free telephone service according to Plan provisions on a daily basis.
          .    Process in-service withdrawals via telephone due to certain circumstances previously approved by the Administrator, if any.

          . Process hardship withdrawals via telephone according to procedures approved by the Named Fiduciary and in accordance with the procedures set forth in Exhibit "A" attached hereto..
          . Enroll new Participants via telephone; provide confirmation of enrollment within five (5) days of the request.

B)   Plan Accounting

     1. Process payroll contributions according to payroll frequency via electronic data transfer (EDT), consolidated magnetic tape or diskette. The
                               ---
     data format will be provided by Fidelity.

     2. Provide Plan and Participant level accounting for the money classifications for the Plan.

     3. Audit and reconcile the Plan and Participant accounts daily.

     4. Provide daily Plan and Participant level accounting for the Plan investment options.

     5. Reconcile and process Participant withdrawal requests as approved and directed by the Sponsor. All requests are paid based on the current market values of Participants' accounts, not advanced or estimated values. A distribution report will accompany each check.

     6. Track individual Participant loans; process loan withdrawals; re-invest loan repayments; and prepare and deliver comprehensive reports to the Sponsor to assist in the administration of Participant loans.

     7. Maintain and process changes to Participants' prospective and existing investment mix elections via Fidelity's toll-free telephone service.

C)   Participant Reporting

     1. Mail confirmation to Participants of all transactions initiated via Fidelity Telephone Services within three (3) calendar days of the transaction.

     2. Prepare and mail via first class to each Plan Participant a quarterly detailed Participant statement reflecting all activity for the period. Statements will be mailed no later than twenty (20) calendar days after each quarter end.

     3. Mail required 402(f) notification for distribution from the Plan. This notice advises Participants of the tax consequences of their Plan distributions.

D)   Plan Reporting

     1. Prepare, reconcile and deliver a monthly Trial Balance Report presenting all money classes and investments. This report is based on the market value as of the last business day of the month. The report will be delivered not later than twenty (20) days after the end of each month in the absence of unusual circumstances.

     2. Prepare, reconcile and deliver a Quarterly Administrative Report presenting both on a Participant and a total Plan basis all money classes, investment positions and a summary of all activity of the Participant and Plan as of the last business day of the quarter. The report will be delivered not later than twenty (20) days after the end of each quarter in the absence of unusual circumstances.

E)   Government Reporting

     1. Process year-end tax reports for Participants - 1099R, as well as financial reporting to assist in the preparation of Form 5500 for each participating Plan.

F)   Communication Services

     1. Employee communications describing available investment options, including multimedia informational materials and group presentations.

G)   Other

     1. Performance of non-discrimination limitation testing pursuant to the terms of a separate agreement between Fidelity and the Sponsor. In order to obtain this service, the client shall be required to provide the information identified in the Fidelity Discrimination Testing Package Guidelines.

     2. Monitor and process required minimum distribution amounts (MRD) in
                                                                   ---
     accordance with the Plan document as follows: the Trustee will notify the MRD Participant and, upon notification from the MRD Participant, will use the MRD Participant's information to process their distributions. If the MRD Participant does not respond to the Trustee's notification, the Sponsor directs the Trustee to automatically begin the required distributions for the Participant in a timely fashion.

     3. The Fidelity Recordkeeping System is available on-line to the Sponsor via our Plan Sponsor Webstation ("PSW"). PSW is a graphical, Windows-based
                                       ---
     application that provides current Plan and Participant-level information, including indicative data, account balances, activity and history.

BENEFITS ADMINISTRATIVE COMMITTEE           FIDELITY MANAGEMENT TRUST
OF LYONDELL CHEMICAL COMPANY                COMPANY


By: /s/ Myra J. Perkinson  3/16/99          By: /s/ Carolyn Redden     3/30/99
    -------------------------------------       --------------------------------
                           Date                   Vice President       Date

                                   Exhibit "A"

             OPERATING PROCEDURES FOR HARDSHIP WITHDRAWALS BY PHONE
             ------------------------------------------------------

1.   The participant calls Fidelity to request a hardship withdrawal.

2. Assuming the participant has met the initial plan requirements, the Participant Services representative enters the hardship request.

     Plan requirements are as follows:

     .    The individual is an active participant with an available pre-tax balance;
     .    All loanable assets have been exhausted;
     .    All in-service after-tax withdrawal assets have been exhausted;
     . The participant declares that the hardship withdrawal meets one of the four safe-harbor provisions.

3. Fidelity mails the hardship withdrawal application and procedures to the participant's home.

4. The participant adheres to the following procedures in order to execute the transaction:

     .    Reviews the application carefully and notes the expiration date.
     .    Signs the application and procedures page.
     . Submits the required documentation noted on the second page of the procedures.
     . Submits the signed application, signed procedures and any supporting documentation to:

          Regular Mail
          Fidelity Investments
          P.O. Box 9029
          Boston, MA  02205-8631

          Overnight Mail
          Fidelity Institutional Retirement Services Company
          300 Puritan Way, MM2M
          Marlborough, MA 01752

5. Fidelity receives the participant's application and reviews it for participant signature and required documentation.

     The  required documentation includes one of the following:

          . Purchase (excluding mortgage payments) of primary residence A copy of the Purchase and Sale Agreement signed by both buyer and seller, or a copy of the Construction Contract for new construction

          . Payment of tuition for the next year of post-secondary education for the participant, his/her spouse, children or dependents A copy of the bill from the educational institution or a letter from the education institution (must be on school's letterhead) attesting to the fact that the student is enrolled for the next 12 months and providing the costs for tuition, room and board, and books.

          . Payment of deductible medical or dental expenses not covered by insurance for the participant, his/her spouse, children or dependents An Explanation of Benefits (EOB) form from the participant's insurance carrier, or a copy of the letter from the participant's HMO, detailing any out of pocket deductibles, co-payments or denial of coverage for services rendered.

          . Payment needed to prevent eviction under the terms of a lease agreement or foreclosure on the mortgage of the participant's primary residence A Notice of Eviction or Foreclosure in writing from the landlord or mortgage holder, including the amount in arrears that must be paid in order to avoid eviction or foreclosure.

6. If the application and documentation meet the requirements, Fidelity will execute the transaction and mail the check directly to the participant's home.

7. If the application and documentation do not meet t he requirements, Fidelity will send a letter to the participant indicating that the hardship request was rejected and the reason for such rejection (i.e.: no signature, insufficient documentation).

8. If Fidelity is unsure whether the participant's documentation meets the requirements, Fidelity will forward the hardship request to the Named Fiduciary for direction (written approval or rejection).

BENEFITS ADMINISTRATIVE COMMITTEE
OF LYONDELL CHEMICAL COMPANY


By: /s/ Myra J. Perkinson         3/16/99   /s/ JLB
    -----------------------------------------------
                                  Date

                                  Schedule "B"

                                  FEE SCHEDULE
                                  ------------

Enrollments by Phone:                   $5.00 per year per non-active employee residing on
                                        Fidelity's Participant recordkeeping system.

Loan Fee:                               Establishment fee of $35.00 per loan account;
                                        annual fee of $15.00 per loan account.

Minimum Required Distribution:          $25.00 per Participant per MRD withdrawal.

In-Service Withdrawals by Phone:        $20.00 per withdrawal.

Plan Sponsor Webstation (PSW):          Two (2) user IDs provided free of charge, each
                                        additional user ID, $500 per year.

Return of Excess Contribution Fee:      $25.00 per Participant, one-time charge per
                                        calculation and check generation.

Non-Fidelity Mutual Funds:              .15% annual fee on the assets in the IDS New
                                        Dimensions Fund; .10% annual administration fee on
                                        the Dodge & Cox Balanced Fund; .35% annual
                                        administration fee on the following Non-Fidelity
                                        Mutual Fund assets which are equity/balanced
                                        funds:  AMR Funds, Calvert Funds,
                                        Franklin/Templeton Funds, Founders Funds, Pilgrim
                                        Baxter Funds and Warburg Pincus Funds.  .25% annual
                                        administration fee on all other Non-Fidelity Mutual
                                        Fund assets (all Non-Fidelity Mutual Fund fees to
                                        be paid by the Non-Fidelity Mutual Fund vendor.)

Self Directed Brokerage:                Fidelity BrokerageLink Account Fee:
                                        ----------------------------------
                                        Annual Account Fee of $75.00 per account within
                                        each Plan per year. Fidelity BrokerageLink Plan
                                        Account minimum initial investment is $2,500
                                        (minimum initial investment not applicable to
                                        existing accounts transferred from prior
                                        recordkeeper); subsequent transfer minimum is
                                        $1,000.  Fees for individual trades will be charged
                                        in accordance with a separate commission schedule..

Proxy Services:                         The cost of proxy administration, mailing and
                                        tabulation services is passed through to the
                                        Sponsor (currently, approximately $3.42 per

                                        Participant).  The Trustee shall not charge any
                                        additional fee for these proxy services.

..    Other Fees: separate charges for corporate actions, optional non-discrimination testing, extraordinary expenses resulting from large numbers of simultaneous manual transactions, from errors not caused by Fidelity, reports not contemplated in this Agreement, or extraordinary and/or duplicative expenses associated with electronic services. The Administrator may withdraw reasonable administrative fees from the Trust by written direction to the Trustee.

Trustee Fee
-----------

..    To the extent that assets are invested in Company Stock, .10 % of such assets in the Trust payable pro rata quarterly on the basis of such assets as of the calendar quarter's last valuation date, but no less than $10,000 nor more than $125,000 per year.

Note: These fees have been negotiated and accepted based on the following Plan
----
characteristics: 5 Plans in the relationship, current Plan assets of $638 million, current participation of 9,486 Participants, current stock assets of $ 142.9 million, total Fidelity actively managed Mutual Fund assets of $ 243.4 million, total Fidelity non-actively managed Mutual Fund assets of $58.0 million, total FundsNet/Outside Fund assets of $193.7 million and projected net cash flows of $4.7 million per year. Fees contingent on the liquidation of the IDS New Dimensions Fund no later than 12/31/99. Fees will be subject to revision if these Plan characteristics change significantly by either falling below or exceeding current or projected levels by an amount in excess of 10%.

BENEFITS ADMINISTRATIVE COMMITTEE           FIDELITY MANAGEMENT TRUST
OF LYONDELL CHEMICAL COMPANY                COMPANY


By: /s/ Myra J. Perkinson  3/16/99          By: /s/ Carolyn Redden     3/30/99
    -------------------------------------       --------------------------------
                           Date                   Vice President       Date

                                  Schedule "C"

                               INVESTMENT OPTIONS
                               ------------------

     In accordance with Section 5(b), the Named Fiduciary hereby directs the Trustee that Participants' individual accounts may be invested in the following investment options:

     .    Fidelity Fund
     .    Fidelity Intermediate Bond Fund
     .    Fidelity Retirement Money Market Fund
     .    Spartan U.S. Equity Index Fund
     .    Dodge & Cox Balanced Fund
     .    PBHG Growth Fund
     .    Neuberger & Berman Genesis Trust
     .    American EuroPacific Growth Fund
     .    IDS New Dimensions Fund
     . Lyondell DPO Stock (frozen EXCEPT as to Participants in Lyondell Chemical Company 401(k) and Savings Plan)
     . Lyondell DR Stock (frozen EXCEPT as to Participants in Lyondell Chemical Company 401(k) and Savings Plan)
     .    ARCO Stock (frozen)
     .    Millenium Stock (frozen)
     .    BrokerageLink

Mutual Fund Window investment options as follows:

     .    Alger Capital Appreciation Retirement
     .    Alger Mid Cap Growth Retirement
     .    Alger Small Cap Retirement
     .    AMR Balanced Fund
     .    AMR International Equity
     .    AMR Large Cap Value
     .    AMR Limited-Term Income
     .    Ariel Appreciation Fund
     .    Ariel Premier Bond - Investor
     .    Fidelity Balanced Fund
     .    Baron Asset Fund
     .    Baron Growth & Income
     .    Blue Chip Growth
     .    Calvert Capital Accumulation Fund - Class A
     .    Calvert New Africa Fund - Class A
     .    Calvert New Vision Small Cap Fund - Class A
     .    Calvert Social Investment Fund: Managed Growth Portfolio - Class A
     .    Calvert World Values: International Equity
     .    Fidelity Canada Fund

     .    Fidelity Capital & Income Fund
     .    Fidelity Capital Appreciation Fund
     .    Fidelity Contrafund II
     .    Fidelity Convertible Securities Fund
     .    Fidelity Diversified International Fund
     .    Fidelity Dividend Growth Fund
     .    Domini Social Equity Fund
     .    Founders Balanced Fund
     .    Founders Blue Chip Fund
     .    Founders Frontier Fund
     .    Founders Growth Fund
     .    Founders Passport Fund
     .    Founders Special Fund
     .    Founders Worldwide Growth Fund
     .    INVESCO Dynamics Fund
     .    INVESCO Growth Fund
     .    INVESCO High Yield Fund
     .    INVESCO Industrial Income
     .    INVESCO Multi- Asset Allocation
     .    INVESCO Select Income
     .    INVESCO Small Company Growth Fund
     .    INVESCO Total Return Fund
     .    INVESCO Value Equity Fund
     .    Janus Flexible Income Fund
     .    Fidelity Emerging Growth Fund
     .    Fidelity Emerging Markets
     .    Fidelity Equity Income
     .    Fidelity Equity Income II
     .    Fidelity Europe
     .    Fidelity Europe Capital Apprec.
     .    Fidelity Export and Multinat'l
     .    Fidelity Asset Manager
     .    Fidelity Asset Mg. Gro.
     .    Fidelity Asset Mg. Inc.
     .    Fidelity Fifty
     .    Fidelity Fund
     .    Fidelity Intermediate Bond Fund
     .    Fidelity Retirement Money Market Fund
     .    Fidelity Freedom 2000
     .    Fidelity Freedom 2010
     .    Fidelity Freedom 2020
     .    Fidelity Freedom 2030
     .    Fidelity Freedom Income Fund
     .    Fidelity Ginnie Mae
     .    Fidelity Global Balanced
     .    Fidelity Govt. Securities
     .    Fidelity Growth Company

     .    Fidelity Institutional Short-Intermediate Govt.
     .    Fidelity Intermediate Bond
     .    Fidelity International Value
     .    Fidelity Int'l Growth & Income
     .    Fidelity Investment Grade Bond
     .    Fidelity Mid Cap Stock
     .    Fidelity Japan
     .    Fidelity Large Cap Stock
     .    Fidelity Latin America
     .    Franklin Small Cap Growth I
     .    MAS Balanced Portfolio - Adviser Class
     .    MAS Fixed Income - Adviser Class
     .    MAS High Yield Portfolio - Adviser Class
     .    MAS Mid Cap Growth Portfolio- Adviser Class
     .    Montgomery International Small Cap
     .    Montgomery Select 50
     .    Morgan Stanley Active Country Allocation B
     .    Morgan Stanley Emerging Markets
     .    Morgan Stanley Global Equity Portfolio B
     .    Morgan Stanley International Magnum Class B
     .    Morgan Stanley Emerging Growth Class B
     .    Morgan Stanley Equity Growth B
     .    Templeton Mutual Discovery Fund I
     .    Templeton Mutual Shares Fund Class I
     .    Neuberger & Berman Focus Trust
     .    Neuberger & Berman Guardian Trust
     .    Neuberger & Berman Manhattan Trust
     .    Neuberger & Berman Partners Trust
     .    Neuberger & Berman Socially Responsible
     .    Fidelity New Markets Income Fund
     .    Fidelity OTC Portfolio
     .    Fidelity Overseas Fund
     .    Fidelity Pacific Basin Fund
     .    PBHG Emerging Growth
     .    PIMCO Capital Appreciation Fund
     .    PIMCO Global Bond Fund
     .    PIMCO High Yield Fund
     .    PIMCO Low Duration Fund
     .    PIMCO Long-Term US Government
     .    PIMCO Mid-Cap Growth
     .    PIMCO Total Return - Admin.
     .    Fidelity Puritan Fund
     .    Fidelity Real Estate Investment Portfolio
     .    Fidelity Retirement Growth Fund
     .    Fidelity Short-Intermediate Govt. Fund
     .    Fidelity Short-Term Bond Fund
     .    Fidelity Small Cap Selector

     .    Fidelity Southeast Asia Fund
     .    Spartan Market Index Fund
     .    Fidelity Stock Selector
     .    Strong Total Return Fund
     .    Strong Advantage Fund
     .    Strong Common Stock Fund
     .    Strong Discovery Fund
     .    Strong Government Securities Fund
     .    Strong Growth Fund
     .    Strong Opportunity Fund
     .    Strong Schafer Value
     .    Strong Short-Term Bond Fund
     .    Fidelity Target Timeline 1999
     .    Fidelity Target Timeline 2001
     .    Fidelity Target Timeline 2003
     .    Fidelity TechnoQuant Growth
     .    Templeton Foreign Smaller Companies I
     .    Templeton Developing Markets Trust I
     .    Templeton Foreign Fund I
     .    Templeton Global Bond Fund I
     .    Templeton Growth Fund I
     .    Templeton World Fund I
     .    Fidelity Trend Fund
     .    UAM/FMA Small Company Institutional
     .    UAM/FPA Crescent Institutional
     .    UAM/McKee Int'l Equity Institutional
     .    UAM/Rice Hall Small Cap Institutional
     .    UAM/Sterling Equity Institutional
     .    Fidelity U.S. Bond Index Fund
     .    USAA Emerging Markets Fund
     .    USAA GNMA Fund
     .    USAA Growth Fund
     .    USAA Income Fund
     .    USAA Income Stock Fund
     .    USAA International Fund
     .    Fidelity Utilities Fund
     .    Fidelity Value Fund
     .    Warburg Capital Appreciation Fund
     .    Warburg Growth & Income Fund
     .    Warburg Global Fixed Income Fund
     .    Warburg International Equity Fund
     .    Warburg Small Company Value Fund
     .    Warburg Emerging Growth Fund
     .    Fidelity Worldwide Fund

     The investment option referred to in Section 5(c) and Section 5(e)(v)(B)(5)shall be the Fidelity Retirement Money Market Fund.

BENEFITS ADMINISTRATIVE COMMITTEE           FIDELITY MANAGEMENT TRUST
OF LYONDELL CHEMICAL COMPANY                COMPANY


By: /s/ Myra J. PerkinsoN  3/16/99 /s/ JLB      By: /s/ Carolyn Redden  3/30/99
    --------------------------------------      --------------------------------
                           Date                   Vice President         Date

                                 Schedule "D"

[LYONDELL - LETTERHEAD]







March 12, 1999



Ms. Kimberly McCausland
Fidelity Investments Institutional Operations Company, Inc.
82 Devonshire Street -- MM3H
Boston, Massachusetts 02109

Dear Ms. McCausland:

This letter is sent to you in accordance with Section 8(b) of the Trust Agreement, dated as of March 12, 1999, between Lyondell Chemical Company, Equistar Chemicals, LP, LYONDELL-CITGO Refining Company, Ltd. and Fidelity Management Trust Company. We hereby designate Edward W. Rich, Dennis D. Veal, and Katherine W. McDonald, as the individuals who may provide directions, on behalf of the Sponsor, upon which Fidelity Management Trust Company shall be fully protected in relying. Only one such individual need provide any direction. The signature of each designated individual is set forth below and certified to be such.

You may rely upon each designation and certification set forth in this letter until we deliver to you written notice of the termination of authority of a designated individual.

Very truly yours,


By:  /s/ Jeffrey R. Pendergraft
   ------------------------------
   Jeffrey R. Pendergraft               /s/ JLB
   Executive Vice President &
   Chief Administrative Officer



     /s/ Edward W. Rich
   ------------------------------
   Edward W. Rich



     /s/ Dennis D. Veal
   ------------------------------
   Dennis D. Veal




     /s/ Katherine W. McDonald
   ------------------------------
   Katherine W. McDonald



                                     xviii

                                 Schedule "E"

[LYONDELL - LETTERHEAD]







March 12, 1999



Kimberly McCausland, Esq.
Fidelity Investments Institutional Operations Company, Inc.
82 Devonshire Street -- MM3H
Boston, Massachusetts 02109

Dear Ms. McCausland:

This letter is sent to you in accordance with Section 8(c) of the Trust Agreement, dated as of March 12, 1999, between Lyondell Chemical Company, Equistar Chemicals, LP., LYONDELL-CITGO Refining Company, Ltd. and Fidelity Management Trust Company. I hereby designate Allen C. Holmes, Myra J. Perkinson, and John A. Hollinshead, as the individuals who may provide directions, on behalf of the Named Fiduciary, upon which Fidelity Management Trust Company shall be fully protected in relying. Only one such individual need provide any direction. The signature of each designated individual is set forth below and certified to be such.

You may rely upon each designation and certification set forth in this letter until we deliver to you written notice of the termination of authority of a designated individual.

Very truly yours,


By:  /s/ Jeffrey R. Pendergraft
   ------------------------------
   Jeffrey R. Pendergraft           /s/ JLB
   Executive Vice President &
   Administrative Officer



   ------------------------------
   Allen C. Holmes



     /s/ Myra J. Perkinson
   ------------------------------
   Myra J. Perkinson




     /s/ John A. Hollinshead
   ------------------------------
   John A. Hollinshead

                                 Schedule "F"


[LYONDELL - LETTERHEAD]




March 12, 1999

Kimberly McCausland, Esq.
Fidelity Investments Institutional Operations Company, Inc.
82 Devonshire Street -- MM3H
Boston, MA 02109

Dear Ms. McCausland:

In accordance with your request, I hereby submit the following:

Copies of the most recent favorable determination letters for:

     (1) LYONDELL-CITGO Refining Company Ltd. 401(k) and Savings Plan for Non-Represented Employees;
     (2) LYONDELL-CITGO Refining Company 401(k) and Savings Plan for Represented Employees;
     (3) Lyondell Chemical Company 401(k) and Saving Plan (now the Equistar Chemicals LP Savings and Investment Plan, effective January 1, 1998);
     (4) ARCO Chemical Company Capital Accumulation Plan (merged into the current Lyondell Chemical Company 401(k) and Savings Plan);
     (5) ARCO Chemical Company Savings Plan (merged into the current Lyondell Chemical Company 401(k) and Savings Plan); and
     (6) Equistar Savings and Investment Plan for Hourly Represented Employees (formerly Quantum).

Nothing has occurred since the date of these letters that could reasonably be expected to cause a loss of qualification.

Lyondell intends to apply for a determination letter from the Internal Revenue Service prior to December, 1999, for the new Lyondell 401(k) and Savings Plan and the Equistar Savings and Investment Plan for former Occidental Employees (merged into the Equistar Savings and Investment Plan April 1, 1999).

Very truly yours,



By  /s/ Jeffrey R. Pendergraft
   ------------------------------
   Jeffrey R. Pendergraft               /s/ JLB
   Executive Vice President &
   Administrative Officer

ARCO CHEMICAL COMPANY

        If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                        Sincerely yours,

                                        /s/ illegible
                                        -----------------------------------
                                        District Director

Enclosures:
Publication 794
Reporting & Disclosure Guide
 for Employee Benefit Plans

ARCO CHEMICAL COMPANY

        If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                        Sincerely yours,

                                        /s/ illegible
                                        -----------------------------------
                                        District Director

Enclosures:
Publication 794
Reporting & Disclosure Guide
 for Employee Benefit Plans

INTERNAL REVENUE SERVICE                        DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
1100 COMMERCE STREET
DALLAS, TX 75242
                                        Employer Identification Number:
Date: March 6, 1997                        95-4160558
                                        File Folder Number:
LYONDELL PETROCHEMICAL COMPANY             760015162
1221 MCKINNEY, SUITE 1600               Person to Contact:
HOUSTON, TX 77010                          CUSTOMER SERVICE DIVISION
                                        Contact Telephone Number:
                                           (800) 829-1040
                                        Plan Name:
                                           LYONDELL PETROCHEMICAL CO. SAVINGS
                                           PLAN/NON-REPRESENTED EMPLOYEES
                                        Plan Number: 003

Dear Applicant:

        We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

        Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

        The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

        This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

        This determination is subject to your adoption of the proposed amendments submitted in your letter dated Sept. 9, 1996. The proposed amendments should be adopted on or before the date prescribed by the regulations under Code section 401(b).

        This determination letter is applicable for the amendment(s) adopted on June 26, 1995.

        This determination letter does not apply to the merger, consolidation, or transfer of assets or liabilities of a plan described in Code section 6058(a) to, or with, another plan, or to whether requirements of the income tax regulations under Code section 414(l) have been met. This is only a determination as to the qualification of the plan.

        This plan satisfies the requirements of Code section 4975(e)(7).

        This plan has been mandatorily disaggregated, permissively aggregated, or restructured to satisfy the nondiscrimination requirements.

        This plan satisfies the nondiscrimination in amount requirement of section

                                                              Letter 835 (DO/CG)

LYONDELL PETROCHEMICAL COMPANY

1.401(a)(4)-1(b)(2) of the regulations on the basis of a design-based safe harbor described in the regulations.

        This letter is issued under Rev. Proc. 93-39 and considers the amendments required by the Tax Reform Act of 1986 except as otherwise specified in this letter.

        This plan satisfies the nondiscriminatory current availability requirements of section 1.401(a)(4)-4(b) of the regulations with respect to those benefits, rights, and features that are currently available to all employees in the plan's coverage group. For this purpose, the plan's coverage group consists of those employees treated as currently benefitting for purposes of demonstrating that the plan satisfies the minimum coverage requirements of section 410(b) of the Code.

        This letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by the Uruguay Round Agreements Act, Pub. L. 103-465.

        The information on the enclosed addendum is an integral part of this determination. Please be sure to read and keep it with this letter.

        We have sent a copy of this letter to your representative as indicated in the power of attorney.

        If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                        Sincerely yours,

                                        /s/ Bobby E. Scott
                                        ------------------------------------
                                        Bobby E. Scott
                                        District Director

Enclosures
Publication 794
Reporting & Disclosure Guide
 for Employee Benefit Plans
Addendum

                                                              Letter 835 (DO/CG)

LYONDELL PETROCHEMICAL COMPANY

This determination letter is also applicable for the amendments adopted on:

April 25, 1995
Aug. 19, 1993
Oct. 30, 1992
June 26, 1992
Sept. 26, 1991

QUANTUM CHEMICAL CORPORATION

satisfies the qualification requirements as amended by the Uruguay Round Agreements Act, Pub. L. 103-465.

        We have sent a copy of this letter to your representative as indicated in the power of attorney.

        If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                        Sincerely yours,

                                        /s/ illegible
                                        ---------------------------------
                                        District Director

Enclosure(s)
Publication 794

INTERNAL REVENUE SERVICE                        DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
1100 COMMERCE STREET
DALLAS, TX 75242
                                        Employer Identification Number:
Date: April 25, 1997                       76-0395303
                                        File Folder Number:
LYONDELL-CITGO REFINING COMPANY LTD        760015962
C/O MINDY G. DAVIDSON                   Person to Contact:
MAYOR DAY CALDWELL & KEETON LLP            CUSTOMER SERVICE DIVISION
700 LOUISIANA, SUITE 1900               Contact Telephone Number:
HOUSTON, TX 77002                          (800) 829-1040
                                        Plan Name:
                                           LYONDELL-CITGO REFINING COMPANY LTD
                                           SAVINGS PLAN/NON-REPR EMPLOYEES
                                        Plan Number: 064

Dear Applicant:

        We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

        Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

        The enclosed document explains the significance of this favorable determination letter, points out some events that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

        This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

        This determination is subject to your adoption of the proposed amendments submitted in your letter dated April 25, 1997. The proposed amendments should be adopted on or before the date prescribed by the regulations under Code section 401(b).

        This determination letter is applicable for the amendment(s) adopted on June 22, 1995.

        This determination letter is also applicable for the amendment(s) adopted on April 21, 1995.

        This determination letter is applicable for the plan adopted on June 25, 1993.

        This determination letter does not apply to the merger, consolidation, or transfer of assets or liabilities of a plan described in Code section 6058(a) to, or with, another plan, or to whether requirements of the income tax regulations under Code section 414(l) have been met. This is only a determination as to the qualification of the plan.

                                                              Letter 835 (DO/CG)

LYONDELL-CITGO REFINING COMPANY LTD

        This plan satisfies the minimum coverage requirements on the basis of the average benefit test in section 410(b)(2) of the Code.

        This plan satisfies the nondiscrimination in amount requirement of section 1.401(a)(4)-1(b)(2) of the regulations on the basis of a design-based safe harbor described in the regulations.

        This letter is issued under Rev. Proc. 93-39 and considers the amendments required by the Tax Reform Act of 1986 except as otherwise specified in this letter.

        This plan satisfies the nondiscriminatory current availability requirements of section 1.401(a)(4)-4(b) of the regulations with respect to those benefits, rights, and features that are currently available to all employees in the plan's coverage group. For this purpose, the plan's coverage group consists of those employees treated as currently benefitting for purposes of demonstrating that the plan satisfies the minimum coverage requirements of section 410(b) of the Code.

        Except as otherwise specified this letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by the Uruguay Round Agreements Act, Pub. L. 103-465 and by the Small Business Job Protection Act of 1996 (SBJPA), Pub. L. 104-108, other than the requirements of Code section 401(a)(26).

        The information on the enclosed Publication 794 is an integral part of this determination. Please be sure to read and keep it with this letter.

        We have sent a copy of this letter to your representative as indicated in the power of attorney.

        If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                        Sincerely yours,

                                        /s/ Bobby E. Scott
                                        ------------------------------------
                                        Bobby E. Scott
                                        District Director

Enclosures
Publication 794
Reporting & Disclosure Guide
 for Employee Benefit Plans
Addendum

                                                              Letter 835 (DO/CG)

LYONDELL-CITGO REFINING COMPANY LTD

This determination letter supercedes the determination letter dated March 6, 1997.

                                                              Letter 835 (DO/CG)

INTERNAL REVENUE SERVICE                        DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
1100 COMMERCE STREET
DALLAS, TX 75242
                                        Employer Identification Number:
Date: April 25, 1997                       76-0395303
                                        File Folder Number:
LYONDELL-CITGO REFINING COMPANY LTD        760015962
C/O MINDY G. DAVIDSON                   Person to Contact:
MAYOR DAY CALDWELL & KEETON LLP            CUSTOMER SERVICE DIVISION
700 LOUISIANA, SUITE 1900               Contact Telephone Number:
HOUSTON, TX 77002                          (800) 829-1040
                                        Plan Name:
                                           LYONDELL-CITGO REFINING COMPANY LTD
                                           SAVINGS PLAN FOR REPRESENTED
                                           EMPLOYEES
                                        Plan Number: 063

Dear Applicant:

     We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

     Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

     The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

     This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

     This determination letter is applicable for the amendment(s) dated on June 22, 1995.

     This determination letter is also applicable for the amendment(s) dated on April 21, 1995.

     This determination letter is applicable for the plan adopted on June 25, 1993.

     This determination letter does not apply to the merger, consolidation, or transfer of assets or liabilities of a plan described in Code section 6058(a) to, or with, another plan, or to whether requirements of the income tax regulations under Code section 414(l) have been met. This is only a determination as to the qualification of the plan.

     This plan satisfies the minimum coverage and nondiscrimination requirements of sections 410(b) and 401(a)(4) of the Code because the plan benefits only collectively bargained employees or employees treated as collectively bargained employees.


                                                              Letter 835 (DO/CG)

LYONDELL-CITGO REFINING COMPANY LTD


     This letter is issued under Rev. Proc. 93-39 and considers the amendments required by the Tax Reform Act of 1986 except as otherwise specified in this letter.

     Except as otherwise specified this letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by the Uruguay Round Agreements Act, Pub. L. 103-465 and by the Small Business Job Protection Act of 1996 (SBJPA), Pub. L. 104-108, other than the requirements of Code section 401(a)(26).

     The information on the enclosed Publication 794 is an integral part of this determination. Please be sure to read and keep it with this letter.

     We have sent a copy of this letter to your representative as indicated in the power of attorney.

     If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.


                                        Sincerely yours,

                                        /s/ Bobby E. Scott
                                        ------------------------------------
                                        Bobby E. Scott
                                        District Director

Enclosures:
Publication 794
Reporting & Disclosure Guide
 for Employee Benefit Plans
Addendum

                                                              Letter 835 (DO/CG)

LYONDELL-CITGO REFINING COMPANY LTD



This determination letter supercedes the determination letter dated March 6, 1997.






                                                              Letter 835 (DO/CG)

                                  Schedule "G"

                          TELEPHONE EXCHANGE GUIDELINES
                          -----------------------------

The following telephone exchange guidelines are currently employed by Fidelity Investments Institutional Operations Company, Inc. ("FIIOC").
                                                     -----

Telephone exchange hours via a Fidelity Representative are 8:30 a.m. (ET) to 12:00 midnight (ET) on each business day. A "business day" is any day on which the New York Stock Exchange ("NYSE") is open. Exchanges via the Internet and
                              ----
Fidelity's voice response system are intended to be available virtually 24 hours a day.

FIIOC reserves the right to change these telephone exchange guidelines at its discretion.

Note: The NYSE's normal closing time is 4:00 p.m. (ET); in the event the NYSE alters its closing time, all references below to 4:00 p.m. shall mean the NYSE closing time as altered.

             Exchanges Between Mutual Funds/IDS New Dimensions Fund
             ------------------------------------------------------

Participants may call on any business day to exchange between the Mutual Funds/IDS New Dimensions Fund. If the request is confirmed before 4:00 p.m.
(ET), it will receive that day's trade date. Requests confirmed after 4:00 p.m.
(ET) will be processed on a next business day basis.

                           Employer Stock/Common Stock
                           ---------------------------

Participants may call on any business day to exchange between Employer Stock/Common Stock and any other investment option. If the request is received before 4:00 p.m. (ET), it will receive that day's trade date. Calls received after 4:00 p.m. (ET) will be processed on a next day basis. The same process will be followed for voice response transactions or internet. If a transaction is submitted on a non-business day, the transaction will occur at the next available business day scheduled for completion, as if it were received before 4:00p.m. (ET) on that day.

I. Sales of Employer Stock/Common Stock: The Employer Stock/Common Stock is sold
   ------------------------------------
on the following business day and the subsequent purchase into the new investment options will take place five (5) business days later (call date plus
4). The participant's account will reflect the purchase on the sixth business day (call date plus 5). This allows for settlement of the stock trade at the custodian and the corresponding transfer to Fidelity.

II. Purchases of Employer Stock: Mutual Fund shares are sold on the day in which
    ---------------------------
in request is received, subject to the provisions stated above, and Employer Stock/ Stock is purchased the following business day and will appear in the participant's account on the third business day (call date plus two).

                                    xxxiii

III. Restrictions
     ------------

     Participants in the Plan are not permitted to exchange into ARCO Common Stock and/or Millenium Petrochemicals, Inc. Common Stock.

     Participants in the Lyondell Chemical, LP 401(k) and Savings Plan ONLY are permitted to exchange into Lyondell Chemical Company Common Stock.

                              BrokerageLink Option
                              --------------------

I.   Exchanges from Mutual Funds/ IDS New Dimensions Fund into BrokerageLink
     -----------------------------------------------------------------------
     Option
     ------

     Participants may call on any business day to exchange out of the Mutual Funds/IDS New Dimensions Fund into BrokerageLink Account. Participants must speak to a participant services representative to exchange into BrokerageLink Option. If the call is received before 4:00 p.m. (ET), the Standard Plan Option ("SPO") Mutual Fund redemption will receive that day's trade date. The purchase into the BrokerageLink Option core account, Fidelity Cash Reserves, will receive the next business day's trade date. Calls received after 4:00 p.m. (ET) will be processed on a next business day basis.

     Although there is a one day lag in the trade date of the purchase into the BrokerageLink Option core account, Participants can trade in their BrokerageLink account prior to the actual exchanged assets being credited to the BrokerageLink Option core account.

II.  Exchanges from BrokerageLink Option into Mutual Funds/IDS New Dimensions
     ------------------------------------------------------------------------
     Fund
     ----

     Each Plan must designate an SPO Option as the default fund to which all exchanged assets from BrokerageLink to SPO are credited. Participants will have no choice as to where these assets are invested upon transfer from the FBSI system. If a Participant wants to reallocate to other investment options, he/she must call after they have been credited to Fidelity's Participant Recordkeeping System ("FPRS").

     Participant may call on any business day to transfer from their BrokerageLink account to their SPO default fund. Participants must speak to a brokerage representative to exchange from BrokerageLink account to SPO account. The transfer will involve a redemption from the BrokerageLink core account (Fidelity Cash Reserves). If the call is received before 4:00 p.m.
     (ET), the BrokerageLink core account redemption will receive that day's trade date. The purchase into the SPO default fund will receive that day's trade date. Calls received after 4:00 p.m. (ET) will be processed on a next business day basis.

     Most trades with the BrokerageLink account require a three business day settlement period. When placing the sell order in his/her BrokerageLink account, the Participant may request that upon settlement of the sell, assets be transferred from BrokerageLink to the SPO default fund.

                                     xxxiv

BENEFITS ADMINISTRATIVE COMMITTEE           FIDELITY MANAGEMENT TRUST
OF LYONDELL CHEMICAL COMPANY                COMPANY


By: /s/ Myra J. Perkinson 3/16/99           By: /s/ Carolyn Redden 3/30/99
    -------------------------------------       --------------------------------
                           Date                   Vice President       Date

                                  Schedule "H"

              OPERATIONAL GUIDELINES FOR NON-FIDELITY MUTUAL FUNDS
              ----------------------------------------------------

Pricing
-------
By 7:00 p.m. Eastern Time ("ET") each Business Day, the Non-Fidelity Mutual Fund Vendor (Fund Vendor) will input the following information ("Price Information") into the Fidelity Participant Recordkeeping System ("FPRS") via the remote access price screen that Fidelity Investments Institutional Operations Company, Inc. ("FIIOC"), an affiliate of the Trustee, has provided to the Fund Vendor:
(1) the net asset value for each Fund at the close of trading, (2) the change in each Fund's net asset value from the close of trading on the prior Business Day, and (3) in the case of an income fund or funds, the daily accrual for interest rate factor ("mil rate"). FIIOC must receive Price Information each Business Day (a "Business Day" is any day the New York Stock Exchange is open). If on any Business Day the Fund Vendor does not provide such Price Information to FIIOC, FIIOC shall pend all associated transaction activity in the Fidelity Participant Recordkeeping System ("FPRS") until the relevant Price Information is made available by Fund Vendor.

Trade Activity and Wire Transfers
---------------------------------
By 7:00 a.m. ET each Business Day following Trade Date ("Trade Date plus One"),
                                                                    ----
FIIOC will provide, via facsimile, to the Fund Vendor a consolidated report of net purchase or net redemption activity that occurred in each of the Funds up to 4:00 p.m. ET on the prior Business Day. The report will reflect the dollar amount of assets and shares to be invested or withdrawn for each Fund. FIIOC will transmit this report to the Fund Vendor each Business Day, regardless of processing activity. In the event that data contained in the 7:00 a.m. ET facsimile transmission represents estimated trade activity, FIIOC shall provide a final facsimile to the Fund Vendor by no later than 9:00 a.m. ET. Any resulting adjustments shall be processed by the Fund Vendor at the net asset value for the prior Business Day.

The Fund Vendor shall send via regular mail to FIIOC transaction confirms for all daily activity in each of the Funds. The Fund Vendor shall also send via regular mail to FIIOC, by no later than the fifth Business Day following calendar month close, a monthly statement for each Fund. FIIOC agrees to notify the Fund Vendor of any balance discrepancies within twenty (20) Business Days of receipt of the monthly statement.

                                     xxxvi

For purposes of wire transfers, FIIOC shall transmit a daily wire for aggregate purchase activity and the Fund Vendor shall transmit a daily wire for aggregate redemption activity, in each case including all activity across all Funds occurring on the same day.

Prospectus Delivery
-------------------
FIIOC shall be responsible for the timely delivery of Fund prospectuses and periodic Fund reports ("Required Materials") to Plan Participants, and shall retain the services of a third-party vendor to handle such mailings. The Fund Vendor shall be responsible for all materials and production costs, and hereby agrees to provide the Required Materials to the third-party vendor selected by FIIOC. The Fund Vendor shall bear the costs of mailing annual Fund reports to Plan Participants. FIIOC shall bear the costs of mailing prospectuses to Plan Participants.

Proxies
-------
The Fund Vendor shall be responsible for all costs associated with the production of proxy materials. FIIOC shall retain the services of a third-party vendor to handle proxy solicitation mailings and vote tabulation. Expenses associated with such services shall be billed directly to the Fund Vendor by the third-party vendor.

Participant Communications
--------------------------
The Fund Vendor shall provide internally-prepared fund descriptive information approved by the Funds' legal counsel for use by FIIOC in its written Participant communication materials. FIIOC shall utilize historical performance data obtained from third-party vendors (currently Morningstar, Inc., FACTSET Research Systems and Lipper Analytical Services) in telephone conversations with Plan Participants and in quarterly Participant statements. The Sponsor hereby consents to FIIOC's use of such materials and acknowledges that FIIOC is not responsible for the accuracy of such third-party information. FIIOC shall seek the approval of the Fund Vendor prior to retaining any other third-party vendor to render such data or materials under this Agreement.

Compensation
------------
FIIOC shall be entitled to fees as set forth in a separate agreement with the Fund Vendor.

                                    xxxvii

                                  Schedule I

[LETTERHEAD OF LYONDELL APPEARS HERE]

March 12, 1999

Kimberly McCausland, Esq.
Fidelity Investments Institutional Operations Company, Inc.
82 Devonshire Street
Boston, Massachusetts 02109

Dear Ms. McCausland:

This letter is sent to you in accordance with Section 8(a) of the Trust Agreement dated as of the 12th day of March, 1999 between Lyondell Chemical Company, Equistar Chemicals, LP, LYONDELL-CITGO Refining Company, Ltd. and Fidelity Management Trust Company ("Sponsors").

Each of the Plans identified below is a tax-qualified defined contribution plan which meets the requirements of Section 18 of the Trust Agreement and which is maintained by the Sponsors, for the benefit of their eligible employees. Each plan is hereby designated as a "Plan" for purposes of said Trust Agreement.

     (1) Lyondell Chemical Company 401(k) and Savings Plan);
     (2) LYONDELL-CITGO Refining Company Ltd. 401(k) and Savings Plan for Non-Represented Employees;
     (3) LYONDELL-CITGO Refining Company 401(k) and Savings Plan for Represented Employees;
     (4) Equistar Savings and Investment Plan for Non-Represented Employees; and
     (5) Equistar Savings and Investment Plan for Hourly Represented Employees.

The following individuals or entities are the Administrator and Named Fiduciary of these Plans.

         Benefits Administrative Committee
         ---------------------------------

              Allen C. Holmes, Chairman
              John A. Hollinshead
              Myra J. Perkinson
              Gerald A. O'Brien
              Rose Nenni
              Edward W. Rich
              Jose L. Rodriguez

Lyondell Chemical Company                                    [LOGO APPEARS HERE]

We hereby further certify that each Employer with respect to each of the foregoing Plans has authorized the assets of that Plan to be deposited in the Trust and, as a result, is bound by Section 16(b) of the Trust Agreement.

You may rely upon the foregoing designations and certifications until we deliver to you written notice of a change in any of the information set forth therein.

Very truly yours,

By /s/ Jeffrey R. Pendergraft
   --------------------------------
   Jeffrey R. Pendergraft               /s/ JLB
   Executive Vice President &
   Chief Administrative Officer

                                  Schedule "J"

       Securities that may not be purchased under the BrokerageLink Option

Precious Metals
Tax-Exempt Securities (including mutual funds and UITs)
Limited Partnerships
Level 3,4 and 5 Options (which require margin accounts)
Currencies
Currency Options
Currency Warrants
Commodities
Interest Rate Options
Financial Futures
CAPS
Any Security that may result in a prohibited transaction
Such other Securities as directed by the Sponsor

                                      xl

                                  Schedule "K"

                     BrokerageLink Administrative Procedures
                     ---------------------------------------

This Schedule spells out the actions that Fidelity Investments Institutional Operations Company ("FIIOC") will take to rectify various situations that might
                     -----
arise in Participant Self Directed Brokerage ("BrokerageLink") accounts as an
                                               -------------
option in the Plan(s). By signing this Schedule, the Plan agrees to the terms of this Schedule as standing instructions for FIIOC to take the appropriate action to comply with the Trust document and to facilitate customer service and operations processing.

General
-------

As necessary, FIIOC will initiate a transaction in the Participant's BrokerageLink core account to rectify a situation in the Participant's Standard Plan Options ("SPO"). FIIOC will only initiate a sell trade in the Participant's
               ---
BrokerageLink security positions if the terms of the Trust Agreement have been violated. In problem resolution situations that are not violations of the Trust Agreement, then FIIOC will look to the Sponsor for direction with regard to the Participant's BrokerageLink account.

Unsecured debit or overdraft
----------------------------

If an unsecured debit or overdraft is identified in a Participant's BrokerageLink account, FIIOC will first look to the Participant's SPO to cover the unsecured debit or overdraft. If there are enough assets in SPO, then FIIOC will initiate a redemption exchange according to the appropriate hierarchy from SPO and transfer those assets to the Participant's BrokerageLink account. The Participant will be notified of these transactions by a confirmation.

If there are not ample assets in SPO to cover the unsecured debit or overdraft, then FIIOC will place a sell trade order(s) in the Participant's BrokerageLink account to raise enough cash to cover the unsecured debit or overdraft. The securities that will be sold will be selected on a last in - first out basis. Only enough shares/par of the security(ies) will be sold to cover the unsecured debit or overdraft. Any trade related expenses (commissions, other fees) and realized gain of loss will be borne by the Participant. The Participant will be notified of these transactions by a confirmation.

Restricted sources
------------------

A Plan may restrict sources from being transferred to BrokerageLink. If FIIOC identifies any restricted source assets that have been transferred to BrokerageLink, then FIIOC will take action to return the original transferred amount related to the restricted source(s) to SPO; any earned or unearned income generated by these assets will remain in SPO.

If there are enough assets in the Participant's BrokerageLink core account, then FIIOC will initiate a trade order to transfer the assets from the core account to SPO. The assets will be credited to the SPO default fund. The Participant will be notified of these transactions by a confirmation.

If there are not enough assets in the Participant's BrokerageLink core account, FIIOC will place a sell trade order(s) in the Participant's BrokerageLink account to raise enough cash to cover the restricted source assets. The securities that will be sold will be selected on a last in - first out basis. Only enough shares/par of the security(ies) will be sold to cover the restricted source assets. Any trade related expenses (commissions, other fees) and realized gain or loss will be borne by the Participant. The assets xli
will be returned to the SPO default fund. The Participant will be notified of these transactions by a confirmation.

Non-vested assets
-----------------

A Plan may restrict non-vested assets from being transferred to BrokerageLink. If FIIOC identifies any non-vested assets that have been transferred to BrokerageLink, then FIIOC will take action to return the original transferred amount related to the non-vested assets to SPO.

If there are enough assets in the Participant's BrokerageLink core account, then FIIOC will initiate a trade order to transfer the assets from the core account to SPO. The assets will be credited to the SPO default fund. The Participant will be notified of these transactions by a confirmation.

If there are not enough assets in the Participant's BrokerageLink account, FIIOC will place a sell trade order in the Participant's BrokerageLink account to raise enough liquid assets to cover the non-vested assets. The securities that will be sold will be selected on a last in - first out basis. Only enough shares/par of the security(ies) will be sold to cover the non-vested assets. Any trade related expenses (commissions, other fees) and realized gain or loss will be borne by the Participant. The assets will be returned to the SPO default fund. The Participant will be notified of these transactions by a confirmation.

Restricted or ineligible securities
-----------------------------------

The Plan has designated that certain securities or security types be restricted from being purchased by Participants. If FIIOC identifies a restricted security that has been purchased by a Participant, then FIIOC will place a sell trade order in the Participant's BrokerageLink account to remove that security from the Plan. Any trade related expenses (commissions, other fees) and realized gain or loss will be borne by the Participant. The liquidated assets will be credited to the BrokerageLink core account. The Participant will be notified of these transactions by a confirmation.

Unauthorized channel deposits
-----------------------------

Participants may deposit money into their BrokerageLink account only through the SPO recordkeeping system (FPRS). A Participant may not deposit money to the BrokerageLink account by any other means than payroll deduction or a Fidelity phone representative assisted transfer. Money that is deposited to the BrokerageLink account in any other way is considered to be an unauthorized channel.

If money is deposited to a BrokerageLink account via an unauthorized channel, then FIIOC will initiate the removal of that money. If there are enough assets in the Participant's BrokerageLink core account, the FIIOC will request that a check be cut in the amount of the original deposit. The check will be mailed to the Participant.

If there are not enough assets in the Participant's BrokerageLink core account, then FIIOC will place a sell trade order(s) in the Participant's BrokerageLink account to raise enough liquid assets to cover the unauthorized channel deposit. The securities that will be sold will be selected on a last in - first out basis. Only enough shares/par of the security(ies) will be sold to cover the unauthorized channel deposit. Any trade related expenses (commissions, other fees) and realized gain or loss will be borne by the Participant. Once the sell transactions have settled, FIIOC will request that a check be cut for the original amount of the unauthorized channel deposit. The check will be mailed to the Participant.

                                     xlii

Unauthorized channel withdrawals
--------------------------------

Participants may withdraw money from their BrokerageLink account only through the SPO recordkeeping system (FPRS). A Participant may not withdraw money from the BrokerageLink account by any other means than by speaking to a Fidelity phone representative. Money that is withdrawn from the BrokerageLink account in any other way is considered to be an unauthorized channel.

If money is withdrawn through an unauthorized channel, FIIOC will contact the Participant and request that the withdrawn assets be returned to FIIOC. FIIOC will redeposit the assets in the Participant's BrokerageLink account.

Anti-discrimination testing
---------------------------

If a distribution of excess contribution (all are not excess contributions - this term is meant as catch-all) needs to be made from a Participant's retirement savings account due to discrimination testing reasons, FIIOC will first look to SPO for available assets. If there are not enough assets in SPO, then FIIOC will look to the BrokerageLink account.

If there are ample assets in the Participant's BrokerageLink core account, then FIIOC will initiate the transfer of the assets to the SPO default fund. The distribution of excess contributions will then be made from SPO according to the appropriate hierarchy.

Qualified Domestic Relation Orders (QDRO's)
-------------------------------------------

FIIOC will comply with the terms of the QDRO. If a BrokerageLink account is involved in a QDRO situation, then FIIOC will take direction from the Sponsor as to the actions to be taken with regards to potentially splitting the BrokerageLink account.

Deaths
------

FIIOC will comply with the terms of the applicable legal documents in the event of a Participant death. If a BrokerageLink account is involved in a death, then FIIOC will take direction from the Sponsor as to the action to be taken with regards to any potential activity in the BrokerageLink account.

Systematic Withdrawal Payments/Minimum Required Distributions
-------------------------------------------------------------

All withdrawals, systematic or otherwise, are debited from the Participant's SPO. If there are not enough assets in SPO to make the distribution, then FIIOC will look to the BrokerageLink account.

If there are ample assets in the Participant's BrokerageLink core account, then FIIOC will initiate the transfer to cover the next scheduled systematic withdrawal.

If there are not ample assets in the Participant's BrokerageLink core account, then FIIOC will notify the Participant and request that ample assets be transferred from BrokerageLink to SPO. If the Participant does not take action to transfer assets from BrokerageLink to SPO, then FIIOC will place a sell trade order(s) in the Participant's BrokerageLink account to raise enough liquid assets to cover the next scheduled systematic distribution. The securities that will be sold will be selected on a last in - first out basis. Only enough shares/par of the security(ies) will be sold to cover the next scheduled systematic payment. Any trade related expenses (commissions, other fees) and realized gain or loss will be borne by xliii
the Participant. The assets will be returned to the SPO default fund for distribution. The Participant will be notified of these transactions by a confirmation.

Fees
----

All Plan related fees that are paid by the Participant are debited from the Participant's SPO. If there are not enough assets in SPO to pay fees of any nature, then FIIOC will look to the BrokerageLink account.

If there are ample assets in the Participant's BrokerageLink core account, then FIIOC will initiate the transfer of at least $500 to the SPO default fund to cover current and future fees.

If there are not ample assets in the Participant's BrokerageLink core account, then FIIOC will bill the Sponsor for the fees and notify/request that the Participant transfer at least $500 to SPO for future fees.

BENEFITS ADMINISTRATIVE COMMITTEE           FIDELITY MANAGEMENT TRUST
OF LYONDELL CHEMICAL COMPANY                COMPANY


By: /s/ Myra J. Perkinson 3/15/99           By: /s/ Carolyn Redden  3/30/99
    -------------------------------------       --------------------------------
                           Date   /s/ JLB         Vice President       Date

                                      xlv

                   FIRST AMENDMENT TO TRUST AGREEMENT BETWEEN
        FIDELITY MANAGEMENT TRUST COMPANY AND LYONDELL CHEMICAL COMPANY;
           EQUISTAR CHEMICALS, LP; AND LYONDELL-CITGO REFINING COMPANY LTD.

     THIS FIRST AMENDMENT, dated as of the first day of June, 1999, by and between Fidelity Management Trust Company (the "Trustee") and Lyondell Chemical
                                                -------
Company, Equistar Chemicals, LP, and Lyondell-Citgo Refining LB (individually and collectively the "Sponsor");
                                    -------

                                   WITNESSETH:

     WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated March 15, 1999 with regard to the Lyondell Chemical Company 401(k) and Savings Plan; the Equistar Chemicals, LP Savings and Investment Plan; the Equistar Chemicals, LP Savings and Investment Plan for Represented Employees; the Lyondell-Citgo Refining Company 401(k) and Savings Plan for Non-Represented Employees; and the Lyondell-Citgo Refining Company 401(k) and Savings Plan for Represented Employees (individually and collectively the "Plan"); and
 ----

     WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;

     NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

     (1)  Amending Section 8(e), Indemnification, to add the following
                                 ---------------
          subsection:

          (iii) Special Indemnification for Fidelity PortfolioPlannerSM. The Trustee shall indemnify the Sponsor against and hold the Sponsor harmless from any and all such loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorney's fees and disbursements, that may be incurred by, imposed upon, or asserted against the Sponsor solely as a result of a) any defects in the investment methodology embodied in the target asset allocation or model portfolio provided through Fidelity PortfolioPlanner, except to the extent that any such loss, damage, penalty, liability, cost or expense arises from information provided by the participant, the Sponsor or third parties; or b) any prohibited transactions resulting from the provision by the Trustee of Fidelity PortfolioPlanner.

     (2) Amending Section F) Communication Services, of Schedule "A" by adding the following section:

          2. Fidelity PortfolioPlanner (SM), an internet-based educational service for participants that generates target asset allocations and recommended model portfolios customized to investment options in the Plan based upon methodology provided by Strategic Advisers, Inc., an affiliate of the Trustee. The Sponsor acknowledges that it has received the ADV Part II for Strategic Advisers, Inc. more than 48 hours prior to executing the Trust amendment.

     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this First Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

                                            LYONDELL CHEMICAL COMPANY


Attest: /s/ JoAnn L. Beck                    By:   /s/ Jeffrey R. Pendergraft
       --------------------------                  -----------------------------
         Secretary
                                            Name:   Jeffrey R. Pendergraft
                                                   -----------------------------
                                            Title:  Executive Vice President
                                                    and Chief Administrative
                                                    Officer
                                                   -----------------------------
                                            Date:   November  10, 1999
                                                   -----------------------------

                                            EQUISTAR CHEMICALS, LP


Attest:   /s/ Gerald A. O'Brien             By:     /s/ Eugene R. Allspach
         --------------------------                -----------------------------
         Secretary
                                            Name:   Eugene R. Allspach
                                                   -----------------------------
                                            Title:  President
                                                   -----------------------------
                                            Date:   November 10, 1999
                                                   -----------------------------

                                            LYONDELL-CITGO REFINING LP /s/ JLB


Attest:  /s/ Steven B. Strauss              By:     /s/ Rose Nenni
        ---------------------------                -----------------------------
         Secretary
                                            Name:   Rose Nenni
                                                   -----------------------------
                                            Title:  Vice President
                                                   -----------------------------
                                            Date:   November 12, 1999
                                                   -----------------------------

                                            FIDELITY MANAGEMENT TRUST COMPANY


Attest:   /s/ Douglas O. Kent               By:     /s/ Carolyn Redden
         --------------------------                -----------------------------
         Assistant Clerk
                                            Name:   Carolyn Redden
                                                   -----------------------------
                                            Title:  Vice President
                                                   -----------------------------
                                            Date:   December 3, 1999
                                                   -----------------------------

                   SECOND AMENDMENT TO TRUST AGREEMENT BETWEEN
        FIDELITY MANAGEMENT TRUST COMPANY AND LYONDELL CHEMICAL COMPANY;
             EQUISTAR CHEMICALS, LP; AND LYONDELL-CITGO REFINING, LP

     THIS SECOND AMENDMENT, dated as of the fifteenth day of October, 2000, by and between Fidelity Management Trust Company (the "Trustee") and Lyondell Chemical Company, Equistar Chemicals, LP, and Lyondell-Citgo Refining, LP (individually and collectively the "Sponsor");

                                   WITNESSETH:

     WHEREAS, the Trustee and the Sponsor heretofore entered into a Master Trust Agreement dated March 15, 1999 with regard to the Lyondell Chemical Company 401(k) and Savings Plan; the Equistar Chemicals, LP Savings and Investment Plan; the Equistar Chemicals, LP Savings and Investment Plan for Represented Employees; the Lyondell-Citgo Refining Company 401(k) and Savings Plan for Non-Represented Employees; and the Lyondell-Citgo Refining Company 401(k) and Savings Plan for Represented Employees (individually and collectively, the "Plan"); and

     WHEREAS, the sponsor has informed the Trustee that Lyondell-Citgo Refining Company Ltd. has changed its name to Lyondell-Citgo Refining, LP and that all references in the Master Trust Agreement should be changed accordingly; and

     WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;

     NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

     (1) Deleting all references to "Lyondell-Citgo Refining Company Ltd." and "Lyondell-Citgo Refining Company" and replacing said references with "Lyondell-Citgo Refining, LP".

     (2) Amending the "money classifications" sections of Schedule "A" as follows:

          For the Lyondell Chemical Company 401(k) and Savings Plan, by adding the following:

               10   QNEC
               11   QMAC

          For the Equistar Chemicals, LP Savings and Investment Plan, by adding the following:

               14 QNEC
               15 QMAC

          For the Equistar Chemicals, LP Savings and Investment Plan for Represented Employees, by adding the following:

               07 QNEC
               08 QMAC

          For the Lyondell-Citgo Refining, LP Savings Plan for Non-Represented Employees, by adding the following:

               09 QNEC
               10 QMAC

          For the Lyondell-Citgo Refining, LP 401(k) and Savings Plan for Represented Employees, by adding the following:

               08 QNEC
               09 QMAC

     (3) Amending the "Mutual Fund Window investment options" section of Schedules "A" and "C" by adding the following:

               Fidelity Freedom 2040 Fund

     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Second Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

                                            LYONDELL CHEMICAL COMPANY


Attest:  /s/ JoAnn L. Beck                  By:    /s/ Dan F. Smith
         --------------------------                -----------------------------
         Secretary

                                            Name:   Dan F. Smith
                                                   -----------------------------
                                            Title:  President & CEO
                                                   -----------------------------
                                            Date:   April 26, 2001
                                                   -----------------------------

                                            EQUISTAR CHEMICALS, LP


Attest:  /s/ JoAnn L. Beck                  By:    /s/ Eugene L. Allspach
         --------------------------                -----------------------------
         Secretary

                                            Name:   Eugene L. Allspach
                                                   -----------------------------
                                            Title:  President & COO
                                                   -----------------------------
                                            Date:   April 27, 2001
                                                   -----------------------------

                                            LYONDELL-CITGO REFINING, LP


Attest:  /s/ Gordon C. C.                   By:    /s/ William Thompson
         --------------------------                -----------------------------
         Secretary

                                            Name:   William Thompson
                                                   -----------------------------
                                            Title:  V.P.G.M. Operations
                                                   -----------------------------
                                            Date:   May 1, 2001
                                                   -----------------------------

                                            FIDELITY MANAGEMENT TRUST COMPANY


Attest:                                     By:    /s/ Carolyn Redden
         --------------------------                -----------------------------
         Secretary

                                            Name:   Carolyn Redden
                                                   -----------------------------
                                            Title:  Vice President
                                                   -----------------------------
                                            Date:   June 11, 2001
                                                   -----------------------------

                   THIRD AMENDMENT TO TRUST AGREEMENT BETWEEN
        FIDELITY MANAGEMENT TRUST COMPANY AND LYONDELL CHEMICAL COMPANY;
             EQUISTAR CHEMICALS, LP; AND LYONDELL-CITGO REFINING, LP

     THIS THIRD AMENDMENT, dated and effective as of the first day of October, 2001, except as otherwise set out herein, by and between Fidelity Management Trust Company (the "Trustee") and Lyondell Chemical Company, Equistar Chemicals, LP, and Lyondell-Citgo Refining, LP (individually and collectively the "Sponsor");

                                   WITNESSETH:

     WHEREAS, the Trustee and the Sponsor heretofore entered into a Master Trust Agreement dated March 15, 1999 with regard to the Lyondell Chemical Company 401(k) and Savings Plan; the Equistar Chemicals, LP Savings and Investment Plan; the Equistar Chemicals, LP Savings and Investment Plan for Represented Employees; the Lyondell-Citgo Refining, LP 401(k) and Savings Plan for Non-Represented Employees; and the Lyondell-Citgo Refining, LP 401(k) and Savings Plan for Represented Employees (individually and collectively, the "Plan"); and

     WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;

     NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

     (1) Amending Section 5(d)(i) by adding the following language at the end thereof:

          Provided however, that each day that the Fidelity Select Funds are open for business as set forth in the Funds' then current prospectus, the Named Fiduciary hereby directs the Trustee to submit for processing all instructions for purchases and sales, but not exchanges, of shares of Fidelity Select Funds as designated on Schedules "A" and "C" only once each business day immediately prior to the last time at which the Fidelity Select Funds net asset values are calculated on such business day as specified in the Fidelity Select Funds' then current prospectuses.

     (2) Amending the "investment options" listed in Schedules "A" and "C" by adding the following:

          Fidelity Select Air Transportation Portfolio
          Fidelity Select Automotive Portfolio
          Fidelity Select Banking Portfolio
          Fidelity Select Biotechnology Portfolio
          Fidelity Select Brokerage and Investment Management Portfolio Fidelity Select Business Services and Outsourcing Portfolio Fidelity Select Chemicals Portfolio
          Fidelity Select Computers Portfolio
          Fidelity Select Construction and Housing Portfolio
          Fidelity Select Consumer Industries Portfolio
          Fidelity Select Cyclical Industries Portfolio
          Fidelity Select Defense and Aerospace Portfolio
          Fidelity Select Developing Communications Portfolio
          Fidelity Select Electronics Portfolio
          Fidelity Select Energy Portfolio
          Fidelity Select Energy Service Portfolio
          Fidelity Select Environmental Portfolio
          Fidelity Select Financial Services Portfolio
          Fidelity Select Food and Agriculture Portfolio
          Fidelity Select Gold Portfolio

          Fidelity Select Health Care Portfolio
          Fidelity Select Home Finance Portfolio
          Fidelity Select Industrial Equipment Portfolio
          Fidelity Select Industrial Materials Portfolio
          Fidelity Select Insurance Portfolio
          Fidelity Select Leisure Portfolio
          Fidelity Select Medical Delivery Portfolio
          Fidelity Select Medical Equipment and Systems Portfolio Fidelity Select Money Market Portfolio
          Fidelity Select Multimedia Portfolio
          Fidelity Select Natural Gas Portfolio
          Fidelity Select Natural Resources Portfolio
          Fidelity Select Networking and Infrastructure Portfolio Fidelity Select Paper and Forest Products Portfolio Fidelity Select Pharmaceuticals Portfolio
          Fidelity Select Retailing Portfolio
          Fidelity Select Software and Computer Services Portfolio Fidelity Select Technology Portfolio
          Fidelity Select Telecommunications Portfolio
          Fidelity Select Transportation Portfolio
          Fidelity Select Utilities Growth Portfolio
          Fidelity Select Wireless Portfolio

     (3) Effective August 10, 2001, amending the "money classifications" sections of Schedule "A" for the Equistar Chemicals, LP Savings and Investment Plan, by adding the following:

                            16 Discr. Profit Sharing

     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Third Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

                                        LYONDELL CHEMICAL COMPANY


Attest:  /s/ JoAnn L. Beck              By:    /s/ Dan F. Smith
         ------------------------              ---------------------------------
         Asst. Secretary
                                        Name:   Dan F. Smith            /s/ JLB
                                               ---------------------------------
                                        Title:  President & CEO
                                               ---------------------------------
                                        Date:   October 16, 2001
                                               ---------------------------------


                                        EQUISTAR CHEMICALS, LP


Attest:                                 By:    /s/ Eugene R. Allspach
         ------------------------              ---------------------------------
         Secretary
                                        Name:   Eugene R. Allspach      /s/ JLB
                                               ---------------------------------
                                        Title:  President & COO
                                               ---------------------------------
                                        Date:   October 16, 2001
                                               ---------------------------------


                                        LYONDELL-CITGO REFINING, LP


Attest:                                 By:    /s/ William F. Thompson
         ------------------------              ---------------------------------
         Secretary
                                        Name:   William F. Thompson     /s/ JLB
                                               ---------------------------------
                                        Title:  V.P. & G.M. Operations
                                               ---------------------------------
                                        Date:
                                               ---------------------------------


                                        FIDELITY MANAGEMENT TRUST COMPANY


Attest:                                 By:    /s/ Carolyn Redden
         ------------------------              ---------------------------------
         Secretary
                                        Name:   Carolyn Redden
                                               ---------------------------------
                                        Title:  Vice President
                                               ---------------------------------
                                        Date:   November 20, 2001
                                               ---------------------------------

                                       3